1998 ANNUAL REPORT

                      For the Year Ended December 31, 1998


                                       AGGRESSIVE GROWTH FUNDS
                                       Founders Discovery Fund
                                       Founders Passport Fund
                                       Founders Frontier Fund
                                       Founders Special Fund

                                       GROWTH FUNDS
                                       Founders International Equity Fund
                                       Founders Worldwide Growth Fund
                                       Founders Growth Fund

                                       GROWTH-AND-INCOME FUNDS
                                       Founders Blue Chip Fund
                                       Founders Balanced Fund

                                       FIXED-INCOME FUND
                                       Founders Government Securities Fund

                                       MONEY MARKET FUND
                                       Founders Money Market Fund


                                     [Logo]
                                 Founders Funds
                         Growth Specialists from Dreyfus

----------------------------------------------------
TABLE OF CONTENTS

About this Report.......................          3
A Message from Founders.................          4

AGGRESSIVE GROWTH FUNDS
Founders Discovery Fund.................          6
    Statement of Investments............          9
Founders Passport Fund..................         12
    Statement of Investments............         15
Founders Frontier Fund..................         18
    Statement of Investments............         21
Founders Special Fund...................         24
    Statement of Investments............         27

GROWTH FUNDS
Founders International Equity Fund......         30
    Statement of Investments............         33
Founders Worldwide Growth Fund..........         36
    Statement of Investments............         39
Founders Growth Fund....................         42
    Statement of Investments............         45

GROWTH-AND-INCOME FUNDS
Founders Blue Chip Fund.................         48
    Statement of Investments............         51
Founders Balanced Fund..................         55
    Statement of Investments............         58

FIXED-INCOME FUND
Founders Government Securities
  Fund..................................         62
    Statement of Investments............         64

MONEY MARKET FUND
Founders Money Market Fund
    Statement of Investments............         66
Statements of Assets and Liabilities....         68
Statements of Operations................         70
Statements of Changes in Net Assets.....         72
Financial Highlights....................         76
Notes to Financial Statements...........         80
Report of Independent Accountants.......         86
Other Information.......................         87

                                                               ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index [provided by Lipper Analytical Services, Inc., Morgan Stanley Capital International (MSCI), and Russell]. Each index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest in any of these indexes.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN
HOLDINGS OF THE FOUNDERS FUNDS

The following acronyms are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:

AR          Argentina
AT          Austria
BR          Brazil
CA          Canada
DE          Denmark
FI          Finland
FR          France
GE          Germany
GR          Greece
HK          Hong Kong
IE          Ireland
IS          Israel
IT          Italy
JA          Japan
MX          Mexico
NE          Netherlands
NW          Norway
PO          Portugal
RU          Russian Federation
SG          Singapore
SP          Spain
SW          Sweden
SZ          Switzerland
TW          Taiwan
UK          United Kingdom

------------------------------------------------------
A MESSAGE FROM FOUNDERS

                     RICHARD W. SABO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dear Fellow Shareholder:

As we look back on the exceptional year that was 1998, one overriding theme stands out--the world's economies, and stock markets, are more connected and complex than ever before.

  Even as the U.S. stock and bond markets peaked during the first six months of the year, the small virus that began as the Southeast Asian financial crisis in the summer of 1997 was steadily growing. Federal Reserve Chairman Alan Greenspan decided against raising interest rates in the first quarter of 1998, but warned Congress that storm clouds brewing in Asia could cause global economic problems and eventually slow down our domestic economy.

  Early in the second quarter, domestic economic data remained strong, and there were few signs of inflation. Stocks soared, and the Dow Jones Industrial Average
(DJIA) reached a then all-time high of 9,337.97 on July 17. But careful observers noticed a decreasing demand for U.S. exports that seemed to indicate that Asia's troubles were beginning to slow U.S. growth. Meanwhile, both domestic and overseas investors grew increasingly nervous about the markets and continued their "flight to quality" into U.S. Treasuries and large, household name stocks. This was one of the main factors behind the growth of the U.S. markets.

  By mid-summer 1998, the Asian crisis had worsened enough to infect other economies including Russia, Latin America, and Japan. Suddenly the U.S. stock market was caught in the maelstrom of global economic volatility, and the DJIA lost 21% of its value by September 1.

  As both the global and domestic economy threatened to stall, the Federal Reserve intervened by cutting short-term interest rates a total of three times in the third and fourth quarters. The interest rate cuts cushioned the U.S. economy and also helped restore confidence to the markets. In fact, the major U.S. stock market indexes finished 1998 with an unprecedented four years of double-digit gains. The economy also ended the year on a very positive note--fourth quarter gross domestic product growth was the strongest in over two years, and inflation was at its lowest level in nearly 40 years.

SEEKING GROWTH COMPANIES

Throughout the year, we remained committed to our bottom-up, growth-oriented investment style. This research-driven, company-by-company approach focuses on finding the best companies with the fundamental strengths for potential growth in earnings.

  Our investment discipline paid off in 1998's market volatility by helping us find good growth opportunities in small-, mid-, and large-cap stocks, both in the U.S. and overseas. As might be expected, our mid- to large-cap Funds showed the strongest performance during 1998, largely as an outgrowth of continued investor interest in large-company stocks. Founders' small-cap Funds suffered under a small-cap correction from April to October, although they rallied late in the year to post strong fourth quarter returns.

  We are very proud of the recognition our Funds have earned. You can find more detail about these ratings in the Management Overview sections that follow.

LOOKING AHEAD

One upcoming issue you may have heard about is the Year 2000, or "Y2K," situation, stemming from computer systems using a two-digit year in their date logic. There is a concern that the Funds could be adversely affected if the computer systems used by Founders and the Funds' other service providers do not properly process date-related information beginning January 1, 2000. At Founders, we realize the importance of Y2K readiness--it's our top technological priority. We've been working to avoid Year 2000-related problems in our systems and to obtain assurances from the Funds' other service providers that they are taking similar steps. You should also be aware that issuers of securities in which the Funds invest may be adversely affected by Y2K-related problems, which could have an impact on the value of the Funds' investments and their share prices.

  We value our relationship with you and will be doing our best to provide excellent service in the Year 2000 and beyond.

  In terms of the investment climate, we are optimistic about the overall prospects for the U.S. economy and the stock market during 1999. At the same time, we recognize that there may be periods of stock price volatility as a byproduct of lower corporate earnings. Moreover, equity returns may be lower than the spectacular highs we've seen recently. We recommend periodic reviews of your investments to make sure that they continue to be consistent with your objectives and risk tolerance.

  Thank you for your continued confidence in Founders Funds.


Sincerely,

/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

FOUNDERS DISCOVERY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*
                                                           Since Inception
          1 Year                  5 Years                     (12/31/89)
          ------                  -------                  ---------------
          14.19%                  13.42%                       17.91%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS         RUSSELL       LIPPER SMALL     CONSUMER
                   DISCOVERY          2000          CAP. FUND        PRICE
                     FUND            INDEX            INDEX          INDEX
                   ---------        --------       ------------     --------
12/31/89....       $ 10,000         $ 10,000          $ 10,000       $ 10,000
12/31/90....       $ 11,317         $  8,051          $  8,622       $ 10,610
12/31/91....       $ 18,389         $ 11,757          $ 12,806       $ 10,936
12/31/92....       $ 21,177         $ 13,922          $ 14,238       $ 11,251
12/31/93....       $ 23,469         $ 16,548          $ 16,643       $ 11,561
12/30/94....       $ 21,649         $ 16,247          $ 16,562       $ 11,870
12/29/95....       $ 28,431         $ 20,871          $ 21,800       $ 12,171
12/31/96....       $ 34,464         $ 24,317          $ 24,930       $ 12,576
12/31/97....       $ 38,582         $ 29,756          $ 28,683       $ 12,790
12/31/98....       $ 44,055         $ 28,996          $ 28,440       $ 13,033


MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     ROBERT AMMANN

HOW DID DISCOVERY FUND PERFORM DURING 1998?

Worldwide economic uncertainty led to a year characterized by a "flight-to-quality" into large-cap stocks. While large-cap indexes like the Standard & Poor's 500 posted very strong performance (up 28.57%), small-cap indexes like the Russell 2000 finished down for the year.

Fortunately, the fourth quarter saw the bottom of a small-cap correction, which began in April 1998 and ended October 8, 1998. We are pleased to report the Discovery Fund posted a 1998 total return of 14.19%, strongly outperforming the -2.55% return of the Russell 2000.

WHAT FACTORS INFLUENCED SMALL COMPANIES THIS YEAR?

During the first half of the year, continuing concerns about Southeast Asia drove many investors into large-cap stocks. Although there was a valuation gap between large- and small-cap stocks, earnings growth among select small companies exceeded earnings growth in large companies. Small company earnings actually held up better than large caps, partially because they had less international exposure than large caps.

                                 TOP 10 HOLDINGS
                    --------------------------------------------
                     1. Zoran Corporation                  2.86%
                     2. REMEC, Inc.                        2.39%
                     3. American Bank Note Holographics,
                        Inc.                               2.03%
                     4. Hanger Orthopedic Group, Inc.      2.02%
                     5. Zomax Optical Media, Inc.          1.95%
                     6. Computer Management Sciences,
                        Inc.                               1.94%
                     7. Cinar Corporation Class B
                        Sponsored ADR                      1.92%
                     8. ResortQuest International, Inc.    1.82%
                     9. Macrovision Corporation            1.82%
                    10. 4Front Technologies, Inc.          1.78%
                    --------------------------------------------
                      PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  As the global economy grew increasingly troubled during the third quarter, large, multinational corporations and some smaller companies felt the spillover effects and reported weaker earnings. The Federal Reserve's short-term interest rate cuts during the third and fourth quarters did help stabilize some of the troubled economies around the world, and we saw a rebound in small-cap stocks during the fourth quarter.

HOW DID YOU POSITION THE PORTFOLIO TO PURSUE GROWTH?

During the first half of the year, our consumer cyclical companies were beneficiaries of a solid U.S. economy and strong consumer spending. These companies had the ability to post strong earnings growth in an uncertain global environment. Companies like O'Reilly Automotive, Inc. and DM Management Company were strong performers in the first half of the year, as their earnings growth was unaffected by the global economic issues. But as the year advanced, consumers became more cautious. We felt the strength in consumer cyclicals had run its course by the third quarter, and we became more defensive about these issues.

                        PORTFOLIO AT A GLANCE
                    --------------------------------
                    TOTAL ASSETS: $241.1 million
                    NAV ON DECEMBER 31, 1998: $24.37
                    EXPENSE RATIO: 1.55%
                    INCEPTION DATE: 12/31/89
                    --------------------------------

  We also used our bottom-up approach to fine-tune our technology holdings throughout the year as we evaluated the Asian crisis. We began the year with most of our technology holdings concentrated in small software and service companies that did not need to rely on international markets for rapid earnings growth. As the year progressed, we increased our weighting by buying many hardware-oriented issues as they began to see an improving growth outlook from international economies that had started to stabilize late in the year.

  A dominant investment theme throughout the year was pharmaceutical outsourcing. Pharmaceutical companies are increasingly looking to focus their efforts on drug discovery, and seek other companies to help them manage the process of FDA trials, product manufacturing, marketing, and sales. Companies in the Fund that are capitalizing on this trend include ChiRex, Inc., a contract manufacturing organization for pharmaceutical companies, and PAREXEL International Corporation, a clinical research organization.

                  -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Technology ..........     36.9%
                           Cash & Equivalents...      9.3%
                           Telecom Services ....      0.7%
                           Consumer Cyclicals ..     22.9%
                           Healthcare ..........     15.0%
                           Consumer Staples ....      6.7%
                           Energy ..............      0.3%
                           Capital Goods .......      8.2%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                 -------------------------------------------------

  Another theme that is visible in the portfolio is the opportunity presented by digital consumer electronics. This is demonstrated by stocks that should benefit from the rapid adoption of DVDs, or digital video disks. Zoran Corporation is a semiconductor chip company that sells its products to leading manufacturers of DVDs and audio components.

WHAT DO YOU SEE AHEAD FOR SMALL-CAP STOCKS THIS YEAR?

We're optimistic about the positive relative performance in the small-cap sector for three reasons. First, many small caps have posted better earnings growth than large-cap companies over the last six quarters. Second, small-cap stocks, which historically have traded at a premium to large caps, are still trading at a discount. And finally, small caps historically have performed well following a cut in interest rates such as we saw during the last half of 1998.

GIVEN YOUR OUTLOOK, HOW WILL YOU POSITION THE FUND DURING 1999?

Themes that emerge out of our bottom-up stock picking process will continue to allow us to leverage our cumulative research into new ideas that can capitalize on the same attractive industry or market dynamics.

/s/ ROBERT AMMANN
Robert Ammann, CFA
Portfolio Manager

FOUNDERS DISCOVERY FUND           STATEMENT OF INVESTMENTS
                                         DECEMBER 31, 1998

SHARES                                        MARKET VALUE
----------------------------------------------------------

COMMON STOCKS (DOMESTIC)-88.8%
APPAREL-1.5%
  100,000 Cutter & Buck, Inc.*                 $3,725,000
                                                ---------
BUSINESS SERVICES-10.6%
   54,075 Insight Enterprises, Inc.*            2,751,066
   73,875 The Metzler Group, Inc.*              3,592,172
   95,000 NCO Group, Inc.*                      4,275,000
   75,000 PC Connection, Inc.*                  1,331,250
  110,000 Pre-Paid Legal Services, Inc.*        3,630,000
   82,300 Quanta Services, Inc.*                1,815,744
   75,000 RWD Technologies, Inc.*               1,612,500
  145,000 Realty Information Group, Inc.*       1,830,625
   86,288 USWeb Corporation*                    2,265,047
  130,000 United Road Services, Inc.*           2,388,750
                                                ---------
                                               25,492,154
                                                ---------
COMPUTER EQUIPMENT-0.8%
  150,000 HMT Technology Corporation*           1,912,500
                                                ---------
COMPUTER SOFTWARE/SERVICES-14.1%
  395,000 4Front Technologies, Inc.*            4,295,625
  100,000 ARIS Corporation*                     1,175,000
   67,500 Best Software, Inc.*                  1,603,125
   50,000 BindView Development Corporation*     1,362,500
  125,000 Brio Technology, Inc.*                2,171,875
  275,000 Computer Management Sciences, Inc.*   4,675,000
   30,000 Concord Communications, Inc.*         1,710,000
   80,000 Datastream Systems, Inc.*               900,000
   32,575 Documentum, Inc.*                     1,740,727
  100,000 Exchange Applications, Inc.*          1,950,000
  430,000 Information Advantage, Inc.*          3,225,000
   20,000 Mobius Management Systems*              287,500
   87,500 Peregrine Systems, Inc.*              4,052,344
   66,000 Pinnacle Systems, Inc.*               2,326,500
   50,000 TSI International Software Limited*   2,412,500
                                                ---------
                                               33,887,696
                                                ---------

SHARES                                        MARKET VALUE
----------------------------------------------------------
CONSUMER SERVICES-3.3%
  300,000 ResortQuest International, Inc.*     $4,387,500
  116,525 Travel Services International, Inc.*  3,481,184
                                                ---------
                                                7,868,684
                                                ---------
ELECTRONICS-4.5%
   25,000 Hutchinson Technology, Inc.*            884,375
  125,000 Komag, Inc.*                          1,281,250
  105,000 Macrovision Corporation*              4,383,750
  215,000 Read-Rite Corporation*                3,171,250
   21,000 Veeco Instruments, Inc.*              1,107,750
                                                ---------
                                               10,828,375
                                                ---------
ENVIRONMENTAL SERVICES-1.0%
   68,450 IT Group, Inc.*                         761,506
   77,000 KTI, Inc.*                            1,665,125
                                                ---------
                                                2,426,631
                                                ---------
FOOD & BEVERAGE-2.3%
   65,000 Celestial Seasonings, Inc.*           1,787,500
  165,000 Horizon Resources Corporation*        2,578,125
   26,000 U.S. Foodservice, Inc.*               1,274,000
                                                ---------
                                                5,639,625
                                                ---------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND

SHARES                                        MARKET VALUE
----------------------------------------------------------

HEALTHCARE SERVICES-14.2%
   82,000 American Oncology Resources, Inc.*    $ 1,189,000
   75,000 Boron, LePore & Associates, Inc.*       2,568,750
  293,700 Capital Senior Living Corporation*      4,093,444
  200,000 ChiRex, Inc.*                           4,225,000
  216,200 Hanger Orthopedic Group, Inc.*          4,864,500
   81,250 Kendle International, Inc.*             1,899,218
  125,000 Laser Vision Centers, Inc.*             2,718,750
  140,000 Orthodontic Centers of America, Inc.*   2,721,250
   50,225 PAREXEL International Corporation*      1,243,069
  115,000 Physician Reliance Network, Inc.*       1,509,375
  170,000 SteriGenics International, Inc.*        4,080,000
   32,925 Sunrise Assisted Living, Inc.*          1,695,638
   80,000 TLC The Laser Center, Inc.*             1,600,000
                                                -----------
                                                 34,407,994
                                                -----------
LEISURE & ENTERTAINMENT-4.2%
   58,000 Action Performance Companies, Inc.*     2,044,500
  165,000 Fairfield Communities, Inc.*            1,825,313
  145,000 Hollywood Entertainment Corporation*    3,924,063
  240,400 Silverleaf Resorts, Inc.*               2,238,725
                                                -----------
                                                 10,032,601
                                                -----------
MANUFACTURING-5.3%
  280,000 American Bank Note Holographics,
          Inc.*                                   4,900,000
  250,000 AstroPower, Inc.*                       2,343,750
   33,500 Select Comfort Corporation*               887,750
  290,000 Zomax Optical Media, Inc.*              4,712,501
                                                -----------
                                                 12,844,001
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-0.8%
   30,650 Perclose, Inc.*                         1,011,450
   20,000 ResMed, Inc.*                             905,000
                                                -----------
                                                  1,916,450
                                                -----------
PHOTOGRAPHY & IMAGING-1.4%
  115,000 Analytical Surveys, Inc.*               3,406,875
                                                -----------

SHARES                                        MARKET VALUE
----------------------------------------------------------

PUBLISHING & BROADCASTING-0.5%
   43,625 Pegasus Communications Corporation*   $ 1,085,172
                                                -----------
RESTAURANTS-0.8%
   82,500 Dave & Buster's, Inc.*                  1,892,344
                                                -----------
RETAIL-6.9%
  213,000 DM Management Company*                  4,047,000
  210,000 Media Arts Group, Inc.*                 2,953,125
   26,950 The Men's Wearhouse, Inc.*                842,188
   25,000 O'Reilly Automotive, Inc.*              1,171,875
   49,275 Rental Service Corporation*               773,002
   26,425 Saks, Inc.*                               834,039
  181,350 Trans World Entertainment
          Corporation*                            3,445,650
   90,000 Tweeter Home Entertainment Group,
          Inc.*                                   2,587,500
                                                -----------
                                                 16,654,379
                                                -----------
SEMICONDUCTORS & EQUIPMENT-8.9%
   82,000 Advanced Energy Industries, Inc.*       2,096,125
  160,000 American Xtal Technology, Inc.*         1,450,000
  125,000 Applied Micro Circuits Corporation*     4,234,375
  158,125 Brooks Automation, Inc.*                2,292,813
   75,000 SDL, Inc.*                              2,943,750
   33,450 Vitesse Semiconductor Corporation*      1,521,975
  400,000 Zoran Corporation*                      6,900,000
                                                -----------
                                                 21,439,038
                                                -----------
TELECOMMUNICATION SERVICES-0.7%
   30,800 Dycom Industries, Inc.*                 1,759,450
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-7.0%
  105,000 Com21, Inc.*                            2,205,000
  475,000 Digital Microwave Corporation*          3,235,938
  320,000 REMEC, Inc.*                            5,760,000
  230,000 Sawtek, Inc.*                           4,025,000
   45,050 Terayon Communication Systems
          Corporation*                            1,649,956
                                                -----------
                                                 16,875,894
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$156,370,184)                             214,094,863
                                                -----------

                                  STATEMENT OF INVESTMENTS
                             DECEMBER 31, 1998 (CONTINUED)

SHARES                                        MARKET VALUE
----------------------------------------------------------

COMMON STOCKS (FOREIGN)-2.2%
OIL SERVICES-0.3%
   100,000 Stolt Comex Seaway SA Sponsored ADR
           (UK)*                                 $ 662,500
                                                 ---------
PUBLISHING & BROADCASTING-1.9%
   185,000 Cinar Corporation Class B Sponsored
           ADR (CA)*                             4,625,000
                                                 ---------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$2,291,228)                                5,287,500
                                                 ---------

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-13.5%
$ 8,200,000 Ciesco LP 5.75% 01/04/99             $ 8,196,071

  8,000,000 Ford Motor Credit Company 6.09%
            01/05/99                               7,994,587

 11,000,000 Prudential Funding Corporation 5.70%
            01/06/99                              10,991,291
  5,300,000 Transamerica Finance Corporation
            5.10% 01/04/99                         5,297,748
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$32,479,697)                      32,479,697
                                                 -----------
TOTAL INVESTMENTS-104.5% (COST-$191,141,109)
                                                 251,862,060
OTHER ASSETS & LIABILITIES-(4.5%)
                                                (10,738,343)
                                                 -----------
NET ASSETS-100.0%                               $241,123,717
                                                 ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

                                                           Since Inception
          1 Year                  5 Years                     (11/16/93)
          ------                  -------                  ---------------
          12.50%                   8.89%                        9.77%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS          MSCI             CONSUMER
                    PASSPORT          WORLD             PRICE
                     FUND          ex US INDEX*         INDEX
                   ---------       ------------      -----------
11/30/93....       $ 10,000          $ 10,000          $ 10,000
12/30/94....       $  9,430          $ 11,505          $ 10,267
12/29/95....       $ 11,730          $ 12,819          $ 10,528
12/31/96....       $ 14,084          $ 13,698          $ 10,878
12/31/97....       $ 14,321          $ 14,008          $ 11,063
12/31/98....       $ 16,100          $ 16,635          $ 11,273

                * PERFORMANCE SHOWN IS FROM 11/30/93 - 12/31/98.

MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     MICHAEL GERDING

HOW DID FOUNDERS PASSPORT FUND PERFORM DURING 1998?

In a year characterized by global economic volatility, investors sought the most liquid, defensive stocks, which generally turned out to be larger-cap names. As a result, small-cap stocks underperformed relative to large caps. Against this backdrop, Founders Passport Fund gained 12.50% for the year.

WHAT WERE SOME OF THE FACTORS INFLUENCING INTERNATIONAL SMALL-CAP STOCKS THIS YEAR?

For the first six months, international small-cap stocks, such as those in Founders Passport Fund, outperformed international large caps largely on the strength of the continuing European recovery. Small-cap stocks are sensitive to local economies and tend to thrive in the early stages of an economic recovery. They were also less dependent on exports, and were relatively unscathed by the crisis in Asia.

  But later in the year as economic troubles continued in Japan, Asia, Latin America and Russia, stock markets around the world suffered dramatic swings. Small-cap stocks underperformed relative to large-cap stocks during the economic volatility that marked the last half of 1998.


                                 TOP 10 HOLDINGS
                   ---------------------------------------------
                    1. TelePizza SA                       4.61%
                    2. Altran Technologies SA             3.79%
                    3. Marschollek, Lautenschlaeger und
                       Partner Pfd.                       3.75%
                    4. Energis PLC                        3.36%
                    5. PizzaExpress PLC                   3.27%
                    6. Porsche Pfd.                       3.20%
                    7. Cinar Corporation Class B
                       Sponsored ADR                      2.85%
                    8. Psion PLC                          2.54%
                    9. NetCom AB Class B                  2.22%
                   10. Raisio Group PLC Class V           2.13%
                   ---------------------------------------------
                     PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

HOW DO YOU SEARCH FOR GROWTH COMPANIES?

In 1998's difficult market environment, we continued to focus on our disciplined, company-by-company approach to investing in growth stocks. We identified many rapidly growing small companies with the potential for stronger-than-average real revenue and real earnings growth.

  To find these companies, the international investment team uses proprietary research, talks to analysts all over the world, and supplements this information by visiting overseas companies. In fact, during 1998 alone, I personally visited with more than 400 company managements to identify the premier players in a wide range of industries.

  Using our investment discipline, we continued to find many good growth companies in Europe. The Fund was impacted by a third-quarter correction in European stocks, but the fundamentals in the region remained sound so we maintained our heavy weighting.

                              PORTFOLIO AT A GLANCE
                         -------------------------------
                         TOTAL ASSETS: $124.6 million
                         NAV ON DECEMBER 31, 1998 $14.93
                         EXPENSE RATIO: 1.52%
                         INCEPTION DATE: 11/16/93
                         -------------------------------

WHAT KIND OF GROWTH COMPANIES CAUGHT YOUR EYE?

Our top 10 holdings at year-end included several European names, including TelePizza, the Spanish fast-food company. We remained very confident in the prospects for this company. Marschollek, Lautenschlaeger und Partner (MLP), one of Germany's fastest growing insurance companies, was another company that met our growth criteria. MLP is one of the best insurance companies we can find anywhere in the world and has been a long-time holding.

  Our strongest performance came from the Fund's European telecommunications and technology stocks, as these industries rebounded dramatically off the lows set in the second week of October. Our holdings included growing alternative telecommunication providers such as Global TeleSystems Group, Inc.

HOW DID THE ASIAN CRISIS IMPACT THE FUND'S HOLDINGS?

Earnings growth in Asia was nearly non-existent as a result of the crisis, and because we adhered to our growth discipline, we found it very difficult to find companies in Asia that met our criteria. Consequently, we kept our Asian weightings low throughout the year.

                     -----------------------------------------
                              PORTFOLIO COMPOSITION

                            United
                            Kingdom .......     19.7%
                            Finland .......      3.4%
                            Japan .........      5.7%
                            Canada ........      3.8%
                            Spain .........      5.3%
                            France ........      6.1%
                            Other Countries     15.1%
                            Cash &
                             Equivalents ...    12.7%
                            Germany .......     15.0%
                            Italy .........      4.2%
                            Netherlands ...      5.4%
                            Sweden ........      3.6%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                 -----------------------------------------------

  Although we believe Asia will continue to struggle to grow earnings, some strong Asian companies may be able to show earnings growth for the first time in two to three years. It is likely that China will once again be the relative bright spot in Asia, although as China begins to address the problems within its banks and state-owned enterprises, this will slightly dampen its economy.

WHAT'S YOUR OUTLOOK FOR THE COMING YEAR?

We expect to see some global slowing, with real GDP growth in the U.S. and in Europe around the 2% level and the rest of the world slower than that. Europe should continue to see better earnings growth than the U.S. as an outgrowth of its own robust economic growth and from the corporate restructuring that is taking place there.

  We expect new challenges in finding growing companies, but we'll continue our focus on those companies with unique products and market niches, as well as those with quality managements that can control costs.

/s/ MICHAEL GERDING
Michael Gerding, CFA
Portfolio Manager

FOUNDERS PASSPORT FUND           STATEMENT OF INVESTMENTS
                                        DECEMBER 31, 1998

SHARES                                       MARKET VALUE
---------------------------------------------------------

PREFERRED STOCKS (FOREIGN)-7.0%
AUTOMOTIVE-3.2%
    1,750 Porsche AG non-voting preferred (GE) $3,992,795
                                                ---------
FINANCIAL SERVICES-3.8%
    8,200 Marschollek, Lautenschlaeger und
          Partner AG non-voting preferred
          (MLP preferred) (GE)                  4,677,274
                                                ---------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$2,789,156)                               8,670,069
                                                ---------
COMMON STOCKS (FOREIGN)-80.3%
AGRICULTURE-1.5%
   47,200 Nutreco Holding NV (NE)               1,861,139
                                                ---------
AIRLINES-1.9%
   64,600 Ryanair Holdings PLC Sponsored ADR
          (IE)*                                 2,422,500
                                                ---------
AUTO PARTS & EQUIPMENT-0.5%
   55,085 Haldex AB (SW)                          557,272
                                                ---------
BUSINESS SERVICES-9.1%
   19,550 Altran Technologies SA (FR)           4,717,778
  106,475 BTG PLC (UK)                            620,071
   39,100 Brunel International NV (NE)            791,709
  199,775 Select Appointments Holdings PLC (UK) 2,060,907
   91,525 Semcon AB (SW)                          756,545
   30,600 Sixt AG (GE)                          2,406,968
                                                ---------
                                               11,353,978
                                                ---------

SHARES                                       MARKET VALUE
---------------------------------------------------------

BUILDING MATERIALS-1.3%
   46,825 Hunter Douglas NV (NE)               $1,551,934
                                                ---------
COMPUTER EQUIPMENT-3.0%
    5,000 Logitech International SA (SZ)*         604,296
  326,375 Psion PLC (UK)                        3,160,570
                                                ---------
                                                3,764,866
                                                ---------
COMPUTER SOFTWARE/SERVICES-8.5%
   53,500 Dassault Systemes SA (FR)             2,516,459
   46,775 Eidos PLC Sponsored ADR (UK)*           742,553
   39,900 Fuji Soft ABC, Inc. (JA)              2,033,971
    6,050 IXOS Software AG (GE)*                1,340,408
  260,625 JBA Holdings PLC (UK)                   823,796
  178,675 Misys PLC (UK)                        1,301,414
   60,000 Nippon System Development Company
          (JA)                                  1,861,758
                                                ---------
                                               10,620,359
                                                ---------
CONSTRUCTION-1.4%
   40,725 IHC Caland NV (NE)                    1,692,625
                                                ---------
CONSUMER PRODUCTS-4.7%
   76,200 Dorel Industries, Inc. Class B (CA)*  1,230,393
   73,700 Industrie Natuzzi
          SPA Sponsored ADR (IT)                1,833,288
    5,500 Royal Canin SA (FR)                     344,612
  566,000 VTech Holdings
          Limited (HK)                          2,469,446
                                                ---------
                                                5,877,739
                                                ---------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

SHARES                                       MARKET VALUE
---------------------------------------------------------

ELECTRONICS-1.5%
      385 Kudelski SA (SZ)*                    $1,065,162
  301,000 Natsteel Electronics Limited (SG)       766,182
                                                ---------
                                                1,831,344
                                                ---------
ENVIRONMENTAL SERVICES-1.6%
   58,725 Tomra Systems ASA (NW)                1,926,977
                                                ---------
FOOD & BEVERAGE-3.3%
   25,200 Baron de Ley SA (SP)*                   826,120
   20,350 Chipita International SA (GR)           661,277
  240,250 Raisio Group PLC Class V (FI)         2,657,160
                                                ---------
                                                4,144,557
                                                ---------
HEALTHCARE SERVICES-1.3%
   48,500 ICON PLC Sponsored ADR (UK)*          1,612,625
                                                ---------
LEISURE & ENTERTAINMENT-1.5%
2,501,285 Grupo Posadas SA Class A (MX)*        1,036,965
   12,862 KTM Motorradholding AG (AT)             866,003
                                                ---------
                                                1,902,968
                                                ---------
MACHINERY-1.5%
   33,825 KCI Konecranes International PLC (FI) 1,536,498
   44,750 Turbon International AG (GE)*           376,163
                                                ---------
                                                1,912,661
                                                ---------

SHARES                                       MARKET VALUE
---------------------------------------------------------

MANUFACTURING-1.1%
   26,600 Vestas Wind Systems AS 144A (DE)*+    $1,425,231
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-0.3%
   50,750 Ortivus AB Class B (SW)*                 369,410
                                                ----------
OIL & GAS-0.5%
  404,414 British-Borneo Oil & Gas
          PLC (UK)                                 666,173
                                                ----------
PACKAGING-1.3%
   11,725 Schmalbach Lubeca AG (GE)              1,605,892
                                                ----------
PAPER & FOREST PRODUCTS-0.4%
   56,000 Aracruz Celulose SA Sponsored ADR
          (BR)                                     448,000
                                                ----------
PHARMACEUTICALS-1.8%
   38,450 Schwarz Pharma AG (GE)                 2,216,502
                                                ----------
PUBLISHING & BROADCASTING-6.3%
  139,025 Capital Radio PLC (UK)                 1,353,343
  141,850 Cinar Corporation Class B Sponsored
          ADR (CA)*                              3,546,250
  200,625 Flextech PLC (UK)*                     2,036,294
  111,350 Gruppo Editoriale L'Espresso (IT)        979,188
                                                ----------
                                                 7,915,075
                                                ----------
RESTAURANTS-10.4%
   56,000 Doutor Coffee Company
          Limited (JA)                           1,861,758
  416,675 J D Wetherspoon PLC (UK)               1,241,004
  305,550 PizzaExpress PLC (UK)                  4,077,366
  602,760 TelePizza SA (SP)*                     5,742,950
                                                ----------
                                                12,923,078
                                                ----------

                                    STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1998 (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------

RETAIL-5.7%
   25,290 Beter Bed Holding NV (NE)             $   882,664
  394,850 Bulgari SPA (IT)                        2,358,718
   33,800 Douglas Holding AG (GE)                 2,049,715
   16,525 Narvesen ASA (NW)                         429,457
   10,000 Ryohin Keikaku Company Limited (JA)     1,334,260
                                                -----------
                                                  7,054,814
                                                -----------
TELECOMMUNICATION SERVICES-7.6%
  187,725 Energis PLC (UK)*                       4,185,549
   45,850 Global TeleSystems Group, Inc. (RU)*    2,550,406
   68,000 NetCom AB Class B (SW)*                 2,768,491
                                                -----------
                                                  9,504,446
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-0.5%
   61,100 Filtronic PLC (UK)                        615,067
                                                -----------
TRANSPORTATION-1.8%
   18,050 Kobenhavns Lufthavne AS (DE)            2,240,761
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$75,296,993)                              100,017,993
                                                -----------

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-12.5%
$4,000,000 Campbell Soup Company
           5.00%
           01/04/99                             $ 3,998,333
 4,400,000 Ciesco LP 5.75%
           01/04/99                               4,397,892
 3,500,000 General Electric Capital Corporation
           4.70% 01/05/99                         3,498,172
 3,700,000 Prudential Funding Corporation 5.70%
           01/05/99                               3,697,657
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$15,592,054)                     15,592,054
                                                -----------
TOTAL INVESTMENTS-99.8%
(COST-$93,678,203)                              124,280,116

OTHER ASSETS &
LIABILITIES-0.2%                                    292,035
                                                -----------
NET ASSETS-100.0%                              $124,572,151
                                                ===========

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

                                                           Since Inception
          1 Year            5 Years        10 Years            (1/22/87)
          ------            -------        --------        ---------------
          5.43%              11.26%         15.75%              16.94%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS       RUSSELL      LIPPER SMALL    CONSUMER
                    FRONTIER        2000         CAP. FUND       PRICE
                     FUND          INDEX           INDEX         INDEX
                   ---------      --------      ------------    --------
12/30/88....        $ 10,000      $ 10,000        $ 10,000       $ 10,000
12/31/89....        $ 14,433      $ 11,626        $ 12,106       $ 10,464
12/31/90....        $ 13,355      $  9,360        $ 10,437       $ 11,103
12/31/91....        $ 19,946      $ 13,668        $ 15,503       $ 11,444
12/31/92....        $ 21,727      $ 16,186        $ 17,236       $ 11,774
12/31/93....        $ 25,323      $ 19,239        $ 20,148       $ 12,098
12/30/94....        $ 24,609      $ 18,889        $ 20,050       $ 12,421
12/29/95....        $ 33,721      $ 24,265        $ 26,390       $ 12,736
12/31/96....        $ 38,560      $ 28,271        $ 30,179       $ 13,160
12/31/97....        $ 40,959      $ 34,595        $ 34,722       $ 13,384
12/31/98....        $ 43,181      $ 33,711        $ 34,428       $ 13,638


MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     ROBERT AMMANN

HOW DID FRONTIER FUND PERFORM DURING 1998?

Performance for both the Frontier Fund and small caps in general lagged throughout the year as investors continued to seek the surprisingly strong earnings growth and liquidity of large caps. The fourth quarter marked the bottom of a small-cap correction, which began in April 1998 and ended October 8, 1998. However, this was still not enough to boost the Fund's one-year performance as much as we hoped. We ended the year with a 5.43% total return for the period versus the Russell 2000 performance of -2.55% for the year.

WHAT PRESSURES DID THE FUND FACE?

During 1998's worldwide economic uncertainty, investors fled to the haven of large caps for their perceived safety and liquidity. Despite the attractive relative valuations of small-cap stocks and their stronger profit growth, small caps continued to remain out of favor. Yet small company earnings actually held up better than large caps, partially because they had less international exposure than large caps.

                  ---------------------------------------------
                                 TOP 10 HOLDINGS

                   1. King Pharmaceuticals, Inc.         3.78%
                   2. Viatel, Inc.                       2.88%
                   3. Reinsurance Group of America,
                      Inc.                               2.70%
                   4. CKE Restaurants, Inc.              2.65%
                   5. Medicis Pharmaceutical
                      Corporation                        2.46%
                   6. Gemstar International Group
                      Limited                            2.43%
                   7. Watson Pharmaceuticals, Inc.       2.18%
                   8. HNC Software, Inc.                 2.15%
                   9. American Eagle Outfitters, Inc.    2.12%
                  10. Action Performance Companies,
                      Inc.                               2.10%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  ---------------------------------------------

  In the third quarter, large, multinational corporations and some smaller companies felt the spillover effects of global market turmoil and reported weaker earnings. Stability returned after the Federal Reserve eased interest rates aggressively during the third and fourth quarters, and small caps actually rebounded in the fourth quarter.

  Frontier Fund recovered strongly after the October lows, with a fourth quarter total return of 26.11%, and a strong gain over the Russell 2000's fourth quarter total return of 16.31%.

HOW DID YOU POSITION THE FUND TO PURSUE GROWTH?

We have long believed that there are tremendous values being created in the small-cap sphere. The fact that small-cap performance has been poor for several years relative to large caps has not deterred us -- we remain optimistic that smaller cap stocks with higher relative growth rates will begin to attract more attention. The key is to find them before they're recognized by the market.

                              PORTFOLIO AT A GLANCE
                       --------------------------------
                       TOTAL ASSETS: $167.4 million
                       NAV ON DECEMBER 31, 1998: $25.50
                       EXPENSE RATIO: 1.62%
                       INCEPTION DATE: 1/22/87
                       --------------------------------

  During the first half of the year, we found many small-cap investment opportunities that were benefiting from long-term demographic trends such as the aging Baby Boom generation. This created plenty of opportunity for small companies adept at providing new products and services. Action Performance Companies, Inc. did well for the Fund by tapping into the growing popularity of NASCAR racing through licensing and distributing motorsports collectibles.

  As the year progressed, small-cap valuations were overextended and we trimmed a few positions. This gave us the necessary cash position during September and October's volatility to purchase several stocks we liked as their prices dropped back into our market cap range.

WERE THERE SPECIFIC GROWTH STOCKS THAT INFLUENCED YOUR PERFORMANCE?
The healthcare services sector did well for the Fund throughout the year, including our long-term holding Sunrise Assisted Living, Inc.

                    ------------------------------------------
                              PORTFOLIO COMPOSITION

                           Capital Goods ....      6.1%
                           Cash &
                            Equivalents ......    10.8%
                           Consumer Staples .      9.4%
                           Financial ........      4.1%
                           Healthcare .......     21.8%
                           Technology .......     32.7%
                           Consumer Cyclicals     11.4%
                           Transportation ...      0.8%
                           Telecom Services .      2.9%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                  -----------------------------------------------

Although there were very few protected industry areas in the small-cap market during 1998, many U.S. companies did quite well, including those benefiting from our aging population. For instance, assisted living centers have high occupancy rates and continued unit expansion, and as a group, they showed strong growth.

  We believe there will be continued demand for innovative pharmaceutical products. Frontier Fund benefited from the good performance in this group, including Watson Pharmaceuticals, Inc., Medicis Pharmaceutical Corporation, and King Pharmaceutials, Inc., three of our top 10 positions at year-end.

WHAT DO YOU EXPECT THIS YEAR FOR SMALL CAPS?

We expect that there will be continued volatility in the financial markets, but that the overall environment will be positive.

  The valuation differential between large-and small-cap stocks is encouraging, and small caps remain inexpensive relative to the S&P 500. These factors should provide a favorable overall environment for small-company stocks. We are optimistic that if the economic environment remains subdued, the strong growth characteristics of small-cap stocks will be recognized.


/s/ ROBERT AMMANN
Robert Ammann, CFA
Portfolio Manager

FOUNDERS FRONTIER FUND            STATEMENT OF INVESTMENTS
                                         DECEMBER 31, 1998

SHARES                                        MARKET VALUE
----------------------------------------------------------

COMMON STOCKS (DOMESTIC)-86.8%
AIRLINES-0.8%
   40,000 SkyWest, Inc.                         $1,305,000
                                                ----------
BIOTECHNOLOGY-0.7%
   43,950 IDEXX Laboratories, Inc.*              1,175,663
                                                ----------
BUSINESS SERVICES-8.5%
   60,000 Acxiom Corporation*                    1,852,500
   10,200 CDW Computer Centers, Inc.*              977,925
   41,025 Complete Business Solutions, Inc.*     1,384,594
   12,125 Envoy Corporation*                       706,281
   96,700 IMRglobal Corporation*                 2,846,606
   19,325 Lason, Inc.*                           1,124,473
   40,000 Metamor Worldwide, Inc.*                 990,000
   18,500 ProBusiness Services, Inc.*              841,750
   32,243 Sylvan Learning Systems, Inc.*           983,412
   46,325 USWeb Corporation*                     1,216,031
   47,500 Whittman-Hart, Inc.*                   1,315,156
                                                ----------
                                                14,238,728
                                                ----------
COMPUTER SOFTWARE/SERVICES-21.2%
   47,250 Check Point Software Technologies
          Limited*                               2,155,781
   15,000 CNET, Inc.*                              798,750
   76,300 Computer Horizons Corporation*         2,021,950
   37,125 Documentum, Inc.*                      1,983,867
   89,325 HNC Software, Inc.*                    3,606,497
   35,000 i2 Technologies, Inc.*                 1,060,938
   30,000 Inso Corporation*                        750,000
   33,500 Legato Systems, Inc.*                  2,206,813
   72,850 Macromedia, Inc.*                      2,445,028
   89,200 Mastech Corporation*                   2,519,900
   30,000 Mercury Interactive Corporation*       1,893,750
   50,000 Rational Software Corporation*         1,318,750
   20,800 Sapient Corporation*                   1,162,200
  170,500 Software AG Systems, Inc.*             3,090,313
   91,475 Sykes Enterprises, Inc.*               2,778,553
   31,050 Transaction Systems Architects, Inc.*  1,556,381
   34,875 VERITAS Software Corporation*          2,085,961
   45,000 Wind River Systems, Inc.*              2,109,375
                                                ----------
                                                35,544,807
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------

CONSUMER PRODUCTS-2.4%
   71,225 Gemstar International Group Limited*  $4,073,180
                                                ----------
CONSUMER SERVICES-0.6%
   40,000 Education Management Corporation*        940,000
                                                ----------
ELECTRONICS-1.3%
   35,125 Sanmina Corporation*                   2,186,531
                                                ----------
ENVIRONMENTAL SERVICES-3.1%
   46,395 Allied Waste Industries*               1,096,082
   23,150 Eastern Environmental Services, Inc.*    684,372
   90,713 Safety-Kleen Corporation*              1,281,314
  110,550 Superior Services, Inc.*               2,197,181
                                                ----------
                                                 5,258,949
                                                ----------
FOOD & BEVERAGE-1.4%
   47,325 U.S. Foodservice, Inc.*                2,318,925
                                                ----------
HEALTHCARE SERVICES-10.4%
   80,000 American Oncology Resources, Inc.*     1,160,000
   50,000 Andrx Corporation*                     2,537,500
   11,827 Cardinal Health, Inc.                    897,374
   60,675 Cerner Corporation*                    1,623,056
   48,825 Concentra Managed Care, Inc.*            512,663
   42,500 HCR Manor Care, Inc.*                  1,248,438
  100,625 Health Management Associates, Inc.
          Class A*                               2,176,016
  180,700 Orthodontic Centers of America, Inc.*  3,512,356
   85,000 Physician Reliance Network, Inc.*      1,115,625
   49,550 Sunrise Assisted Living, Inc.*         2,551,825
                                                ----------
                                                17,334,853
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

SHARES                                        MARKET VALUE
----------------------------------------------------------


INSURANCE-4.1%
   58,550 HCC Insurance Holdings, Inc.          $1,031,944
   64,575 Reinsurance Group of America, Inc.     4,520,250
   92,250 Scottish Annuity and Life Holdings
          Limited*                               1,268,438
                                                ----------
                                                 6,820,632
                                                ----------
LEISURE & ENTERTAINMENT-4.1%
   99,650 Action Performance Companies, Inc.*    3,512,663
   43,850 Family Golf Centers, Inc.*               866,038
  189,400 Lowes Cineplex Entertainment
          Corporation*                           1,917,675
   20,950 Premier Parks, Inc.*                     633,738
                                                ----------
                                                 6,930,114
                                                ----------
PHARMACEUTICALS-10.8%
   30,000 IDEC Pharmaceuticals Corporation*      1,410,000
   70,000 Jones Pharma, Inc.                     2,550,625
  242,075 King Pharmaceuticals, Inc.*            6,324,209
   69,125 Medicis Pharmaceutical Corporation*    4,121,578
   58,000 Watson Pharmaceuticals, Inc.*          3,646,750
                                                ----------
                                                18,053,162
                                                ----------
PUBLISHING & BROADCASTING-1.7%
   25,000 EchoStar Communications Corporation*   1,207,813
   43,400 Univision Communications, Inc.*        1,570,538
                                                ----------
                                                 2,778,351
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------

RESTAURANTS-2.6%
  150,700 CKE Restaurants, Inc.                 $4,436,231
                                                ----------
RETAIL-4.6%
   53,350 American Eagle Outfitters, Inc.*       3,554,444
   41,000 Linens 'n Things, Inc.*                1,624,625
   39,925 United Rentals, Inc.*                  1,322,516
   30,000 Williams-Sonoma, Inc.*                 1,209,375
                                                ----------
                                                 7,710,960
                                                ----------
SEMICONDUCTORS & EQUIPMENT-4.2%
    5,000 Broadcom Corporation*                    601,875
   25,000 Lattice Semiconductor Corporation*     1,146,875
   34,125 Microchip Technology, Inc.*            1,258,359
   58,925 SIPEX Corporation*                     2,069,741
   14,525 Uniphase Corporation*                  1,007,672
   22,000 Vitesse Semiconductor Corporation*     1,001,000
                                                ----------
                                                 7,085,522
                                                ----------
TELECOMMUNICATION SERVICES-2.9%
  209,875 Viatel, Inc.*                          4,814,008
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-1.4%
   60,000 Aspect Telecommunications
          Corporation*                           1,046,250
   28,775 RF Micro Devices, Inc.*                1,321,852
                                                ----------
                                                 2,368,102
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$96,154,546)                             145,373,718
                                                ----------

                                   STATEMENT OF INVESTMENTS
                              DECEMBER 31, 1998 (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------


COMMON STOCKS (FOREIGN)-2.3%
BUILDING MATERIALS-0.7%
   35,000 Hunter Douglas NV (NE)                $ 1,160,015
                                                -----------
CONSTRUCTION-0.8%
   33,100 IHC Caland (NE)                         1,375,713
                                                -----------
PUBLISHING & BROADCASTING-0.8%
  136,175 Flextech PLC (UK)*                      1,382,142
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$3,509,919)                                 3,917,870
                                                -----------

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-9.6%
$5,700,000 Ciesco LP 5.75%
           01/04/99                             $ 5,697,269
 5,000,000 Ford Motor Credit Company 4.95%
           01/06/99                               4,996,563
 5,300,000 Progress Capital Holdings, Inc. 5.15%
           01/05/99                               5,296,967
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$15,990,799)                     15,990,799
                                                -----------
TOTAL INVESTMENTS-98.7% (COST-$115,655,264)
                                                165,282,387
OTHER ASSETS &
LIABILITIES-1.3%                                  2,140,507
                                                -----------
NET ASSETS-100.0%                              $167,422,894
                                                ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

          1 Year            5 Years        10 Years        20 Years
          ------            -------        --------        ----------
          -1.73%             9.54%          15.00%          15.84%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                          GROWTH OF $10,000 INVESTMENT

                FOUNDERS        S&P          S&P          LIPPER CAP   CONSUMER
                SPECIAL      MIDCAP 400      500         APPREC. FUND   PRICE
                 FUND          INDEX*       INDEX          INDEX        INDEX
               ---------     ----------  ------------   -------------  --------
12/30/88....   $ 10,000       $ 10,000     $ 10,000        $ 10,000    $ 10,000
12/31/89....   $ 13,919       $ 12,830     $ 13,554        $ 10,464    $ 13,163
12/31/90....   $ 12,469       $ 11,831     $ 12,860        $ 11,103    $ 12,755
12/31/91....   $ 20,408       $ 16,273     $ 19,304        $ 11,444    $ 16,632
12/31/92....   $ 22,096       $ 17,504     $ 21,602        $ 11,774    $ 17,899
12/31/93....   $ 25,635       $ 20,260     $ 24,618        $ 12,098    $ 19,701
12/30/94....   $ 24,375       $ 19,763     $ 23,734        $ 12,421    $ 19,958
12/29/95....   $ 30,639       $ 26,003     $ 31,079        $ 12,736    $ 27,447
12/31/96....   $ 35,339       $ 29,894     $ 37,039        $ 13,160    $ 33,738
12/31/97....   $ 41,136       $ 35,830     $ 48,985        $ 13,384    $ 44,987
12/31/98....   $ 40,429       $ 42,985     $ 57,927        $ 13,638    $ 57,845

* BEGINNING WITH THIS ANNUAL REPORT, THE SPECIAL FUND'S PERFORMANCE WILL BE COMPARED TO THE S&P MIDCAP 400 INDEX INSTEAD OF THE S&P 500 INDEX. WE BELIEVE THAT THE NEW INDEX PROVIDES A BETTER COMPARISON FOR THE FUND'S INVESTMENT PERFORMANCE THAN THE S&P 500 INDEX; WHICH INCLUDES MANY COMPANIES WITH LARGER MARKET CAPITALIZATIONS THAN THOSE IN WHICH THE FUND GENERALLY INVESTS. FOR YOUR INFORMATION, BOTH INDEXES ARE PRESENTED IN THE GRAPH ABOVE.


MANAGEMENT OVERVIEW


                     A DISCUSSION WITH PORTFOLIO MANAGER
                     PAUL LAROCCO

HOW DID SPECIAL FUND PERFORM IN 1998?

To pursue our investment objective of capital appreciation, Special Fund has the flexibility to invest in the best growth companies, regardless of their size. We felt the mid-cap range showed better relative earnings growth and more attractive valuations than large caps, and therefore weighted our portfolio toward mid caps. However, large-cap stocks continued to dominate the market during the year. In addition, the Fund significantly reduced its weighting of foreign companies in order to focus more on U.S. equities. Although we believe these changes better position the Fund going forward, performance suffered in the interim, and Founders Special Fund returned a disappointing -1.73% for the one-year period ended December 31, 1998.

WHAT KIND OF GROWTH INVESTMENT OPPORTUNITIES DID YOU IDENTIFY?

Using our bottom-up strategy, Special Fund focuses on "new idea" companies -- mostly mid-capitalization companies that deliver growth through new products, new services, or new ways of approaching their business to enable them to potentially capture market share. We seek companies growing 20% or better with sustainable earnings growth.


                                 TOP 10 HOLDINGS
                   ---------------------------------------------
                    1. Total Renal Care Holdings, Inc.    3.58%
                    2. Citrix Systems, Inc.               2.95%
                    3. Fiserv, Inc.                       2.50%
                    4. Linens 'n Things, Inc.             2.43%
                    5. Starbucks Corporation              2.38%
                    6. Tyco International Ltd.            2.33%
                    7. CKE Restaurants, Inc.              2.23%
                    8. Mylan Laboratories, Inc.           2.15%
                    9. Compuware Corporation              2.10%
                   10. Medicis Pharmaceutical
                       Corporation                        2.05%

                     PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                   ---------------------------------------------

  In the first half of the year, we shifted the focus of the Fund to faster growing names, including healthcare services companies that were poised to benefit from the aging population and their need for better quality healthcare at lower cost.

  A new holding in the healthcare area included Biogen, Inc., a biotechnology company with a leading medical treatment for multiple sclerosis. We were also excited about clinical research organizations -- CROs -- like PAREXEL International Corporation and Quintiles Transnational Corporation. These healthcare services stocks are benefiting from increased outsourcing by pharmaceutical companies.

  At year-end we also had a significant position in generic drugs, with holdings in Mylan Laboratories, Inc., and Teva Pharmaceutical Industries Limited. We believe these companies are well situated to benefit from the dramatic growth in generic drugs expected in the next few years as many branded products go off-patent.

                              PORTFOLIO AT A GLANCE
                           ------------------------------
                           TOTAL ASSETS: $252.9 million
                           NAV ON DECEMBER 31, 1998 $7.44
                           EXPENSE RATIO: 1.33%
                           INCEPTION DATE: 9/8/61
                           ------------------------------

  During the fall market correction, we sold several stocks with diminishing growth prospects and used that cash to add stocks showing price weakness despite strong fundamentals. Specifically, we reduced our exposure to financial services stocks, especially those involved in lower-quality consumer loans, since it seemed the risk of defaults could be rising. We also carefully analyzed third quarter earnings reports to identify companies that were demonstrating revenue-driven growth and that we believed would perform well going forward.

  This led us to invest in a number of growing technology stocks, particularly PC-related companies such as Compaq Computer Corporation and Micron Electronics, Inc. Demand for these companies' products had increased during 1998, and we watched them closely to gauge their market-share gains and sustainability of growth.

  As many high-growth mid-cap stock prices dropped dramatically in price last fall, we added to our retail exposure through investments in companies such as Starbucks Corporation. We also took advantage of growth in the housing market by increasing our position in Linens 'n Things, which sells home textiles, housewares, and home accessories.

                    ------------------------------------------
                              PORTFOLIO COMPOSITION


                           Healthcare ..........     22.8%
                           Energy ..............     0.9%
                           Capital Goods .......      6.0%
                           Technology ..........     37.1%
                           Consumer Cyclicals...     11.8%
                           Cash &
                            Equivalents ........      3.0%
                           Utilities ...........      1.0%
                           Financial ...........      5.1%
                           Consumer Staples ....     12.3%

                     PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                     ------------------------------------------

At period end, we also owned Abercrombie & Fitch Company, and American Eagle Outfitters, Inc., two retailers that capture the key demographic market of 15- to 25-year-olds.

WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?

We expect more normal growth in the stock market during 1999 than in the past few years. We anticipate that as investors look for earnings growth, they may move down the capitalization spectrum and consider mid-cap stocks.

HOW WILL YOU POSITION THE PORTFOLIO?

We view 1999 as an opportunity to focus on seeking additional promising companies with good earnings growth prospects for Special Fund. We'll continue to focus on rapidly growing companies with innovative products or services that we believe can gain market share and have sustainable earnings growth.


/s/ PAUL LAROCCO
Paul LaRocco, CFA
Portfolio Manager

FOUNDERS SPECIAL FUND             STATEMENT OF INVESTMENTS
                                         DECEMBER 31, 1998

SHARES                                        MARKET VALUE
----------------------------------------------------------

COMMON STOCKS (DOMESTIC)-93.5%
APPAREL-1.1%
   45,000 Tommy Hilfiger Corporation*           $2,700,000
                                                ----------
BUSINESS SERVICES-9.8%
   69,000 Affiliated Computer Services, Inc.
          Class A*                               3,105,000
   43,000 Concord EFS, Inc.*                     1,822,125
  123,000 Fiserv, Inc.*                          6,319,125
   91,000 IMRglobal Corporation*                 2,678,813
   69,150 The Metzler Group, Inc.*               3,362,419
  114,500 Sterling Commerce, Inc.*               5,152,500
   60,000 SunGard Data Systems, Inc.*            2,381,250
                                                ----------
                                                24,821,232
                                                ----------
BIOTECHNOLOGY-2.8%
   21,500 Amgen, Inc.*                           2,246,750
  112,500 BioChem Pharma, Inc.*                  3,220,313
   27,000 Biomatrix, Inc.*                       1,572,750
                                                ----------
                                                 7,039,813
                                                ----------
COMPUTER EQUIPMENT-5.5%
   60,000 Apple Computer, Inc.*                  2,456,250
  100,000 Compaq Computer Corporation            4,193,750
   94,000 Maxtor Corporation*                    1,321,875
  127,750 Micron Electronics, Inc.*              2,203,688
   74,000 Seagate Technology, Inc.*              2,238,500
   17,500 Sun Microsystems, Inc.*                1,497,344
                                                ----------
                                                13,911,407
                                                ----------
COMPUTER SOFTWARE/SERVICES-12.9%
  137,500 AXENT Technologies, Inc.*              4,245,313
   77,000 Citrix Systems, Inc.*                  7,469,000
   68,000 Compuware Corporation*                 5,308,250
   41,000 CSG Systems International, Inc.*       3,228,750
   72,000 Electronics for Imaging, Inc.*         2,875,500
   57,000 J.D. Edwards & Company*                1,617,375
   58,000 Network Associates, Inc.*              3,846,125
  136,500 Platinum Technology, Inc.*             2,619,094
   50,000 Verity, Inc.*                          1,321,875
                                                ----------
                                                32,531,282
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------

CONSUMER PRODUCTS-0.5%
   40,000 Blyth Industries, Inc.*               $1,250,000
                                                ----------
CONSUMER SERVICES-0.3%
   50,000 Fingerhut Companies, Inc.                771,875
                                                ----------
ELECTRONICS-3.0%
   35,000 Jabil Circuit, Inc.*                   2,611,875
  183,500 Read-Rite Corporation*                 2,706,625
   36,000 Sanmina Corporation*                   2,241,000
                                                ----------
                                                 7,559,500
                                                ----------
ENVIRONMENTAL SERVICES-2.1%
  144,500 Republic Services, Inc.*               2,664,219
   54,500 Waste Management, Inc.                 2,541,063
                                                ----------
                                                 5,205,282
                                                ----------
FINANCIAL SERVICES-3.7%
  107,000 Associates First Capital Corporation
          Class A                                4,534,125
   56,500 The FINOVA Group, Inc.                 3,047,469
   35,500 Nationwide Financial Services, Inc.    1,834,906
                                                ----------
                                                 9,416,500
                                                ----------
HEALTHCARE SERVICES-12.6%
   34,500 Biogen, Inc.*                          2,859,188
   66,000 Cardinal Health, Inc.                  5,007,750
   74,500 ChiRex, Inc.*                          1,573,813
  125,000 HEALTHSOUTH Corporation*               1,929,688
   55,000 PAREXEL International Corporation*     1,361,250
  130,000 Pharmaceutical Product Development,
          Inc.*                                  3,908,125
   69,550 Quintiles Transnational Corporation*   3,707,884
   88,500 Renal Care Group, Inc.*                2,566,500
  306,000 Total Renal Care Holdings, Inc.*       9,046,125
                                                ----------
                                                31,960,323
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------

INSURANCE-1.3%
  112,893 Conseco, Inc.                         $ 3,450,292
                                                -----------
LEISURE & ENTERTAINMENT-1.0%
   67,700 Royal Caribbean Cruises Limited         2,504,900
                                                -----------
MANUFACTURING-2.3%
   78,000 Tyco International Limited              5,884,125
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-2.1%
  112,500 PSS World Medical, Inc.*                2,580,469
   99,500 Sybron International Corporation*       2,705,156
                                                -----------
                                                  5,285,625
                                                -----------
OIL SERVICES-0.8%
   73,500 Halliburton Company                     2,177,438
                                                -----------
PHARMACEUTICALS-4.2%
   87,000 Medicis Pharmaceutical Corporation*     5,187,375
  172,725 Mylan Laboratories, Inc.                5,440,838
                                                -----------
                                                 10,628,213
                                                -----------
PUBLISHING & BROADCASTING-2.9%
   47,000 Comcast Corporation Class A Special     2,758,313
   71,775 Fox Entertainment Group, Inc. Class
          A*                                      1,807,833
   50,000 Tele-Communications, Inc. Class A*      2,765,625
                                                -----------
                                                  7,331,771
                                                -----------
RESTAURANTS-6.5%
  191,125 CKE Restaurants, Inc.                   5,626,242
  119,500 Outback Steakhouse, Inc.*               4,750,125
  107,900 Starbucks Corporation*                  6,028,913
                                                -----------
                                                 16,405,280
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

RETAIL-9.5%
   57,000 Abercrombie & Fitch Company*          $ 4,032,750
   41,000 American Eagle Outfitters, Inc.*        2,731,625
   47,000 Best Buy Company, Inc.*                 2,884,625
   42,825 Fred Meyer, Inc.*                       2,580,206
  109,000 KMart Corporation*                      1,669,063
  155,000 Linens 'n Things, Inc.*                 6,141,875
  104,000 Rental Service Corporation*             1,631,500
    7,525 Ticket Master
          Online-CitySearch, Inc.*                  428,925
   58,859 United Rentals, Inc.*                   1,949,704
                                                -----------
                                                 24,050,273
                                                -----------
SEMICONDUCTORS & EQUIPMENT-4.8%
  153,000 Brooks Automation, Inc.*                2,218,500
   10,000 Intel Corporation*                      1,185,000
   23,300 Maxim Integrated Products, Inc.*        1,016,463
   40,000 Microchip Technology, Inc.*             1,475,000
   35,500 Uniphase Corporation*                   2,462,813
   82,000 Vitesse Semiconductor Corporation*      3,731,000
                                                -----------
                                                 12,088,776
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-2.8%
   82,475 ANTEC Corporation*                      1,659,809
   54,000 Motorola, Inc.                          3,297,375
   30,675 Tellabs, Inc.*                          2,103,155
                                                -----------
                                                  7,060,339
                                                -----------
UTILITIES-1.0%
   52,000 The AES Corporation*                    2,463,500
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$184,831,672)                             236,497,746
                                                -----------

                                   STATEMENT OF INVESTMENTS
                              DECEMBER 31, 1998 (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMMON STOCKS (FOREIGN)-3.5%
COMPUTER EQUIPMENT-1.3%
  106,000 Newbridge Networks Corporation (CA)*  $ 3,222,601
                                                -----------
PHARMACEUTICALS-1.1%
   70,000 Teva Pharmaceutical Industries
          Limited Sponsored ADR (IS)              2,849,910
                                                -----------
PUBLISHING & BROADCASTING-1.1%
  108,000 Cinar Corporation Class B Sponsored
          ADR (CA)*                               2,700,401
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$7,800,677)                                 8,772,912
                                                -----------

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-2.0%
$5,000,000 Ciesco LP 5.25%
           01/04/99                             $ 4,997,813
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$4,997,813)                       4,997,813
                                                -----------
TOTAL INVESTMENTS-99.0%
(COST-$197,630,162)                             250,268,471
OTHER ASSETS & LIABILITIES-1.0%
                                                  2,586,176
                                                -----------
NET ASSETS-100.0%                              $252,854,647
                                                ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

                                                 Since Inception
                        1 Year                      (12/29/95)
                        ------                   ---------------
                        17.01%                       17.23%


             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                          INTERNATIONAL       MSCI
                             EQUITY         WORLD xUS         CPI
                         -------------      ---------      ---------
12/29/95.............       $ 10,000        $ 10,000        $ 10,000
06/30/96.............       $ 11,460        $ 10,469        $ 10,209
12/31/96.............       $ 11,862        $ 10,686        $ 10,333
06/30/97.............       $ 13,814        $ 11,884        $ 10,443
12/31/97.............       $ 13,776        $ 10,927        $ 10,509
06/30/98.............       $ 16,863        $ 12,631        $ 10,618
12/31/98.............       $ 16,121        $ 12,977        $ 10,708

                * PERFORMANCE SHOWN IS FROM 12/31/95 - 12/31/98.


MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     DOUGLAS LOEFFLER

HOW WAS INTERNATIONAL EQUITY FUND'S PERFORMANCE?

We're proud to report that Morningstar awarded the Fund a ***** overall rating, with ***** for the 3-year period ended December 31, 1998, among 862 international equity funds. The Fund was also recognized by THE WALL STREET JOURNAL with an "A" rating for the 3-year period ended December 31, 1998, based on average annual total return among 316 international stock funds reported by Lipper Analytical Services.*

  For the first six months of the year, as we used our bottom-up strategy to seek growing

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98. The top 10% of the funds in an investment category receive 5 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. For the 1-year period ended 12/31/98, the Fund received a "B" rating from THE WALL STREET JOURNAL, among the 527 international stock funds tracked by Lipper Analytical Services. In THE WALL STREET JOURNAL'S 1/7/99 issue, an "A" rating reflected that the Fund was in the top 20% and a "B" rating reflected that the Fund was in the top 40% of all international stock funds, as classified by Lipper Analytical Services.

companies throughout the world, we identified many good growth opportunities in Europe, which boosted the Fund's performance.


                                 TOP 10 HOLDINGS
                    --------------------------------------------
                     1. NTT Mobile
                        Communications Network, Inc.       3.48%
                     2. Cable & Wireless Communications
                        PLC                                3.28%
                     3. Brisa-Auto Estradas de Portugal
                        SA                                 3.19%
                     4. Novartis AG Registered             3.11%
                     5. Altran Technologies SA             2.80%
                     6. DaimlerChrysler AG                 2.70%
                     7. Pearson PLC                        2.52%
                     8. Mannesmann AG                      2.42%
                     9. Takefuji Corporation               2.28%
                    10. Danone                             2.27%
                    --------------------------------------------
                      PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  The last half of the year was a tumultuous period for global stock markets. Stock markets fell sharply the first week of October, but by December, many markets rebounded 30% or more from their early October lows. Against this backdrop, Founders International Equity Fund finished the year with a 17.01% total return, slightly lagging the 18.77% return of its benchmark, the MSCI World ex U.S. Index.

WHAT IMPACT DID THE ASIAN ECONOMIC CRISIS HAVE ON THE FUND?

Early in the crisis, we started seeing several examples of the "spill-over" on companies in the luxury goods area, and on the global demand for commodities such as oil.

  The Asian economies have made some positive steps forward, but problems still remain and the crisis is definitely not a short-term problem. Even though we feel moderately encouraged about the region, we have remained cautious.

                              PORTFOLIO AT A GLANCE
                          --------------------------------
                          TOTAL ASSETS: $18.9 million
                          NAV ON DECEMBER 31, 1998: $14.03
                          EXPENSE RATIO: 1.80%
                          INCEPTION DATE: 12/29/95
                          --------------------------------

HOW DID YOU POSITION THE FUND DURING THE YEAR?

Using our bottom-up strategy, during the first quarter we found many growing companies in Europe, particularly in smaller countries such as Finland, Norway, and the Netherlands. Our discipline paid off when the markets flattened out in second quarter. Just as cream rises to the top, the better quality, high growth companies in the International Equity Fund actually enjoyed a performance boost during the second quarter dip.

  Later in the year as the markets grew more volatile, and we saw the rapid deterioration in many companies' earnings prospects, we became more cautious in our stock selection. In light of this volatility, we also pared back our European cyclical holdings, and reduced our exposure to commodity-related stocks since these were

                 -----------------------------------------------------
                               PORTFOLIO COMPOSITION

                              United
                              Kingdom .......     15.8%
                              Finland .......      8.9%
                              France ........      7.7%
                              Italy .........      6.3%
                              Portugal ......      5.0%
                              Spain .........      4.8%
                              Japan .........     10.5%
                              Switzerland          5.0%
                              Other Countries     13.3%
                              Germany .......     12.6%
                              Cash & Equivalents   1.5%
                              Netherlands  ..      8.6%

                     PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                 -----------------------------------------------------

very vulnerable to the Russian downturn. However, many of the cyclical holdings we trimmed later rallied. Since we had previously sold off these companies, we didn't benefit from the sharp snap-back in stock prices, and the Fund's performance suffered. We also hadn't anticipated a sharp recovery in non-Japanese Asian markets and were too conservative in the strong technology sector.

  As uncertainty continued regarding companies' earnings forecasts, we concentrated the Fund on a smaller group of stocks in which we were quite confident.

WHAT IS YOUR OUTLOOK FOR 1999?

We believe the global economy is slowing. Although we do not expect to see a global recession, we do expect to see real GDP growth in the U.S. and in Europe around the 2% level, with the rest of the world slower than that. Because of expected slower economic growth, earnings growth is likely to be weaker as well.

  Given these conditions, our investment philosophy becomes even more critical. We will continue to use a bottom-up approach to invest in strong international names with competitive market positions, innovative products, and seasoned management.


/s/ DOUGLAS LOEFFLER
Douglas Loeffler, CFA
Portfolio Manager

FOUNDERS INTERNATIONAL EQUITY FUND STATEMENT OF INVESTMENTS
                                          DECEMBER 31, 1998

SHARES                                         MARKET VALUE
-----------------------------------------------------------

PREFERRED STOCKS (FOREIGN)-2.3%
PUBLISHING & BROADCASTING-1.4%
    5,600 ProSieben Media AG 144A preferred
          (GE)+                                 $ 258,875
                                                ---------
RETAIL-0.9%
    3,000 Hornbach Holding AG
          preferred (GE)                          178,336
                                                ---------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$543,858)                                   437,211
                                                ---------
COMMON STOCKS (FOREIGN)-96.2%
AIRLINES-0.9%
    7,725 Deutsche Lufthansa AG 144A (GE)         170,665
                                                ---------
AUTOMOTIVE-2.7%
    5,313 DaimlerChrysler AG (GE)*                510,380
                                                ---------
AUTO PARTS & EQUIPMENT-1.0%
    7,000 Continental AG (GE)                     193,329
                                                ---------
BANKING-5.9%
   13,500 Allied Irish Banks PLC (IE)             240,798
   87,675 Banca di Roma (IT)*                     148,882
    3,075 Dresdner Bank AG (GE)                   129,209
   61,000 Merita PLC (FI)                         387,929
   20,000 Skandinaviska Enskilda Banken (SW)      210,968
                                                ---------
                                                1,117,786
                                                ---------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

BUSINESS SERVICES-4.6%
    2,200 Altran Technologies SA (FR)           $ 530,819
   29,850 Compass Group PLC (UK)                  341,958
                                                ---------
                                                  872,777
                                                ---------
COMPUTER EQUIPMENT-0.6%
    4,000 Newbridge Networks Corporation (CA)*    121,500
                                                ---------
COMPUTER SOFTWARE/SERVICES-4.2%
    1,525 Cap Gemini SA (FR)                      244,773
    5,500 Dassault Systemes SA (FR)               259,842
   10,000 Konami Company Limited (JA)             289,902
                                                ---------
                                                  794,517
                                                ---------
CONSTRUCTION-3.2%
   10,250 Brisa-Auto Estradas de Portugal SA
          (PO)                                    603,314
                                                ---------
CONSUMER PRODUCTS-4.8%
    3,200 Austria Tabak AG (AT)                   245,647
    4,925 Benckiser NV Class B (NE)               322,787
   15,000 Kao Corporation (JA)                    339,106
                                                ---------
                                                  907,540
                                                ---------
FINANCIAL SERVICES-5.3%
    6,000 ING Groep NV (NE)                       366,068
    5,900 Takefuji Corporation (JA)               431,529
   33,425 Unicredito Italiano SPA (IT)            198,556
                                                ---------
                                                  996,153
                                                ---------

  * NON-INCOME PRODUCING.
  + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
    RESTRICTED FOR RESALE.
    SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------

FOOD & BEVERAGE-2.3%
    1,500 Danone (FR)                           $ 429,487
                                                ---------
INSURANCE-2.8%
   21,600 Alleanza Assicurazioni (IT)             305,878
   28,000 Royal & Sun Alliance Insurance Group
          PLC (UK)                                228,630
                                                ---------
                                                  534,508
                                                ---------
LEISURE & ENTERTAINMENT-3.2%
    3,460 KTM-Motorradholding AG (AT)             232,973
   93,675 Ladbroke Group PLC (UK)                 376,402
                                                ---------
                                                  609,375
                                                ---------
MACHINERY-4.1%
    2,800 Kone Corporation B Shares (FI)          326,268
    4,000 Mannesmann AG (GE)                      458,626
                                                ---------
                                                  784,894
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-1.0%
    5,100 Oce NV (NE)                             183,434
                                                ---------
OIL & GAS-1.5%
   10,000 YPF Sociedad Anonima Sponsored ADR
          representing one Class D share (AR)     279,375
                                                ---------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

PAPER & FOREST PRODUCTS-0.3%
    8,000 Aracruz Celulose SA Sponsored ADR
          (BR)                                  $  64,000
                                                ---------
PHARMACEUTICALS-7.1%
    6,100 Elan Corporation PLC Sponsored ADR
          (IE)*                                   424,331
    3,000 Glaxo Wellcome PLC Sponsored ADR (UK)   208,500
      300 Novartis AG Registered (SZ)             589,658
    2,000 Schwarz Pharma AG (GE)                  115,293
                                                ---------
                                                1,337,782
                                                ---------
PROPERTY-1.0%
   31,600 Sponda Oyj 144A (FI)                    185,357
                                                ---------
PUBLISHING & BROADCASTING-6.1%
   23,000 Arnoldo Mondadori Editore SPA (IT)      304,781
   24,000 Pearson PLC (UK)                        476,406
   10,075 VNU NV (NE)                             380,087
                                                ---------
                                                1,161,274
                                                ---------

                                   STATEMENT OF INVESTMENTS
                              DECEMBER 31, 1998 (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------

RETAIL-6.5%
   17,800 Dixons Group PLC (UK)                 $  250,414
    6,075 Douglas Holding AG (GE)                  368,403
    2,000 Ryohin Keikaku Company Limited (JA)      266,852
   12,000 Superdiplo SA (SP)*                      338,341
                                                ----------
                                                 1,224,010
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.6%
    8,000 Taiwan Semiconductor Manufacturing
          Company Limited Sponsored ADR (TW)*      113,500
                                                ----------
TELECOMMUNICATION SERVICES-21.0%
    9,000 British Telecommunications PLC (UK)      135,607
   68,000 Cable & Wireless Communications PLC
          (UK)*                                    621,165
    2,250 Esprit Telecom Group PLC Sponsored
          ADR (UK)*                                105,750
    3,000 Global TeleSystems Group, Inc. (RU)*     166,875
    5,125 MetroNet Communications Corporation
          (CA)*                                    169,125
    9,250 NetCom AB Class B (SW)*                  376,596
       16 NTT Mobile Communications Network,
          Inc. (JA)                                659,594
    4,450 Panafon Hellenic Telecom SA 144A GDS
          (GR)*                                    119,179
    7,500 Portugal Telecom SA (PO)                 343,883
   22,300 Sonera Group Oyj 144A (FI)*+             396,382
      850 Swisscom AG (SZ)*                        355,809
   12,500 Telecom Italia SPA (IT)                  106,890
   21,000 Telecom Italia SPA Savings Share (IT)    132,453
    2,091 Telefonica SA Sponsored ADR (SP)         283,069
                                                ----------
                                                 3,972,377
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-2.0%
    3,175 Nokia Oyj Sponsored ADR (FI)          $  382,389
                                                ----------
TRANSPORTATION-2.0%
   11,500 TNT Post Group NV (NE)                   370,731
                                                ----------
UTILITIES-1.5%
   17,000 Union Electrica Fenosa SA (SP)           294,549
                                                ----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$14,856,601)
                                                18,215,003
                                                ----------

PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-2.0%
 $380,000 Ciesco LP 5.25%
          01/04/99                              $  379,834
                                                ----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$379,834)                          379,834
                                                ----------
TOTAL INVESTMENTS-100.5%
(COST-$15,780,293)                              19,032,048
OTHER ASSETS & LIABILITIES-(0.5%)
                                                   (94,541)
                                                ----------
NET ASSETS-100.0%                              $18,937,507
                                                ==========

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

                                                           Since Inception
          1 Year                  5 Years                     (12/31/89)
          ------                  -------                  ---------------
           9.63%                  10.26%                       13.36%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                   MSCI           LIPPER
                  WORLDWIDE        WORLD          GLOBAL FD.          CPI
                  ---------        --------      -----------      ----------
12/31/89....       $ 10,000        $ 10,000        $ 10,000        $ 10,000
12/31/90....       $ 10,667        $  8,299        $  9,076        $ 10,610
12/31/91....       $ 14,379        $  9,816        $ 10,918        $ 10,936
12/31/92....       $ 14,596        $  9,303        $ 10,924        $ 11,251
12/31/93....       $ 18,962        $ 11,397        $ 14,506        $ 11,561
12/30/94....       $ 18,551        $ 11,975        $ 14,191        $ 11,870
12/29/95....       $ 22,374        $ 14,454        $ 16,265        $ 12,171
12/31/96....       $ 25,494        $ 16,403        $ 18,909        $ 12,576
12/31/97....       $ 28,187        $ 18,986        $ 21,558        $ 12,790
12/31/98....       $ 30,900        $ 23,605        $ 24,712        $ 13,033


MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     MICHAEL GERDING

HOW DID THE FUND PERFORM DURING 1998?

Against a backdrop of global economic setbacks that jolted international investors, Worldwide Growth Fund rose 9.63% for the one-year period ended December 31, 1998. The Fund's underweighting in U.S. stocks relative to its benchmark, the MSCI World Index, caused it to lag the index's gain of 24.33% for the period. However, we were recognized for our long-term performance with a **** overall rating from Morningstar, with **** for the 3- and 5-year periods ended December 31, 1998 among 862 and 407 international equity funds, respectively.*

 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

HOW DID WORLD EVENTS IMPACT THE FUND'S HOLDINGS?

Clearly, the Asian currency crisis and 1998's international market volatility dominated investors' attention around the world for most of the year. During our visits to Asia, we saw convincing evidence that the region's economies were still troubled and that the region continued to battle significant financial problems, including a widespread banking crisis.


                                 TOP 10 HOLDINGS
                   -----------------------------------------------
                     1. MCI WorldCom, Inc.                 3.93%
                     2. Marschollek, Lautenschlaeger und
                        Partner Pfd.                       2.94%
                     3. NTT Mobile
                        Communications Network, Inc.       2.94%
                     4. Brisa-Auto Estradas de Portugal
                        SA                                 2.90%
                     5. VNU NV                             2.56%
                     6. Compass Group PLC                  2.40%
                     7. Jacor Communications, Inc.         2.35%
                     8. Oce NV                             2.30%
                     9. Danone                             2.26%
                    10. Pearson PLC                        2.20%

                      PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                   -----------------------------------------------

  By the latter half of the year, the Asian crisis had spread, impacting other emerging markets including Latin America and Russia. Stock markets around the world suffered dramatic swings in the third quarter regardless of their fundamentals. In the midst of this volatility, the Federal Reserve intervened by cutting short-term interest rates three times during the third and fourth quarters.

WHAT INVESTMENT TACTICS HELPED THE FUND?

Using our bottom-up stock picking approach, we continued to find many good investment opportunities in Europe. European companies were growing more quickly, and at better valuations, than their counterparts in the United States and around the world. One positive result of 1998's market volatility was the fact that many good quality European companies with strong earnings and solid fundamentals became much more reasonably valued.

                              PORTFOLIO AT A GLANCE
                       --------------------------------
                       TOTAL ASSETS: $272.1 million
                       NAV ON DECEMBER 31, 1998: $22.06
                       EXPENSE RATIO: 1.47%
                       INCEPTION DATE: 12/31/89
                       --------------------------------

  We also found strong growth opportunities in the United States. However, we were cautious about U.S. companies based on our concerns about company valuations relative to their growth rates. We felt the valuations of many U.S. companies were overextended particularly when comparing U.S. companies to their European counterparts. We saw indications of this at a company-by-company level.

  But the third quarter correction allowed us to find more reasonably priced growth ideas among U.S. companies, and we added several U.S. names to the portfolio including Parametric Technology Corporation and CheckFree Holdings Corporation. This was the first time in quite awhile that we actually increased our U.S. exposure.

                  ------------------------------------------------
                              PORTFOLIO COMPOSITION


                           United
                           Kingdom ............     13.7%
                           Netherlands ........     10.1%
                           Japan ..............      9.7%
                           France .............      4.1%
                           Switzerland ........      3.4%
                           Portugal ...........      3.8%
                           Spain ..............      2.7%
                           Cash & Equivalents..      2.2%
                           Other Countries ....      9.1%
                           United States ......     22.8%
                           Germany ............     13.4%
                           Italy ..............      5.0%

                    PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                  ------------------------------------------------

  We were also able to find several Japanese companies with reasonable valuations and our weighting there was 9.7% at the end of the year.

  Because we adhered to our growth discipline seeking only companies that are growing their businesses, we had a minimal exposure to non-Japan Asia at year-end. Most businesses in Asia were shrinking and we expect most of the economies in the region will continue to shrink in 1999.

WHAT IS YOUR OUTLOOK FOR 1999?

We believe this new year may see slower economic growth and weaker earnings growth as well. The U.S. is likely to see lower earnings growth. Europe, on the other hand, should continue to see better earnings growth as a byproduct of its more robust economic growth and from the corporate restructuring that is taking place there.

  In this environment, our disciplined investment process becomes even more important. We will continue to use hands-on research and personal visits to focus on those companies with unique products and market niches, as well as those with quality

FOUNDERS WORLDWIDE GROWTH FUND      SCHEDULE OF INVESTMENTS
                                          DECEMBER 31, 1998

SHARES                                         MARKET VALUE
-----------------------------------------------------------

PREFERRED STOCKS (FOREIGN)-6.5%
AUTOMOTIVE-1.4%
   77,000 Volkswagen AG non-voting preferred
          (GE)                                  $3,837,286
                                                ----------
FINANCIAL SERVICES-2.9%
   14,025 Marschollek, Lautenschlaeger und
          Partner AG non-voting preferred (MLP
          preferred) (GE)                        7,999,850
                                                ----------
PUBLISHING & BROADCASTING-1.4%
   79,700 ProSieben Media AG 144A preferred
          (GE)+                                  3,685,100
                                                ----------
                                   RETAIL-0.8%
   34,900 Hornbach Holding AG preferred (GE)     2,074,531
                                                ----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$10,637,547)                              17,596,767
                                                ----------
COMMON STOCKS (DOMESTIC)-22.8%
APPAREL-1.0%
  118,175 Jones Apparel Group, Inc.*             2,607,236
                                                ----------
BANKING-1.1%
   58,000 Citigroup, Inc.                        2,871,000
                                                ----------
BUSINESS SERVICES-1.5%
  159,525 Manpower, Inc.                         4,018,036
                                                ----------
COMPUTER SOFTWARE/SERVICES-2.2%
   48,000 J.D. Edwards & Company*                1,362,000
  276,500 Parametric Technology Corporation*     4,493,125
                                                ----------
                                                 5,855,125
                                                ----------
ELECTRONICS-2.4%
   84,000 CheckFree Holdings Corporation*        1,953,000
   76,550 Emerson Electric Company               4,631,275
                                                ----------
                                                 6,584,275
                                                ----------
FOOD & BEVERAGE-2.0%
  134,225 PepsiCo, Inc.                          5,494,836
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

HEALTHCARE SERVICES-2.1%
   16,000 Biogen, Inc.*                         $1,326,000
  116,000 Columbia/HCA Healthcare Corporation    2,871,000
  100,000 HEALTHSOUTH Corporation*               1,543,750
                                                ----------
                                                 5,740,750
                                                ----------
PHARMACEUTICALS-0.5%
   11,500 Pfizer, Inc.                           1,442,531
                                                ----------
PUBLISHING & BROADCASTING-2.9%
   99,175 Jacor Communications, Inc.*            6,384,391
   24,000 Time Warner, Inc.                      1,489,500
                                                ----------
                                                 7,873,891
                                                ----------
RETAIL-1.7%
  184,200 Guitar Center, Inc.*                   4,524,413
                                                ----------
SEMICONDUCTORS & EQUIPMENT-0.5%
   11,500 Intel Corporation                      1,362,750
                                                ----------
TELECOMMUNICATION SERVICES-3.9%
  148,950 MCI WorldCom, Inc.*                   10,687,163
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-0.5%
   22,800 Motorola, Inc.                         1,392,225
                                                ----------
TRANSPORTATION-0.5%
   17,000 FDX Corporation*                       1,513,000
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$49,657,298)                              61,967,231
                                                ----------
COMMON STOCKS (FOREIGN)-68.6%
AIRLINES-1.7%
  203,600 Deutsche Lufthansa AG 144A (GE)        4,499,004
                                                ----------
AUTOMOTIVE-0.9%
   25,251 DaimlerChrysler AG (GE)*               2,425,674
                                                ----------
AUTO PARTS & EQUIPMENT-0.5%
   51,000 Continental AG (GE)                    1,408,586
                                                ----------

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED RESTRICTED
   FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------

BANKING-5.6%
  194,000 Allied Irish Banks PLC (IE)           $3,460,366
2,498,775 Banca di Roma (IT)*                    4,243,194
   44,000 Dresdner Bank AG (GE)                  1,849,854
  915,000 Merita PLC (FI)                        5,818,932
                                                ----------
                                                15,372,346
                                                ----------
BUSINESS SERVICES-4.1%
  570,075 Compass Group PLC (UK)                 6,530,726
  750,000 WPP Group PLC (UK)                     4,564,253
                                                ----------
                                                11,094,979
                                                ----------
COMPUTER SOFTWARE/SERVICES-3.6%
   28,000 Business Objects SA (FR)*                910,000
   26,000 Cap Gemini SA (FR)                     4,176,852
  166,000 Konami Company Limited (JA)            4,812,379
                                                ----------
                                                 9,899,231
                                                ----------
CONSTRUCTION-2.9%
  138,850 Brisa-Auto Estradas de Portugal SA
          (PO)                                   7,879,207
                                                ----------
CONSUMER PRODUCTS-5.2%
   36,800 Austria Tabak AG (AT)                  2,823,256
   76,650 Benckiser NV Class B (NE)              5,023,685
   52,250 Industrie Natuzzi SPA Sponsored ADR
          (IT)                                   1,299,719
  224,000 Kao Corporation (JA)                   5,063,982
                                                ----------
                                                14,210,642
                                                ----------
ELECTRONICS-1.0%
   36,000 Sony Corporation (JA)                  2,626,675
                                                ----------
FINANCIAL SERVICES-5.5%
   97,000 ING Groep NV (NE)                      5,918,101
   81,600 Takefuji Corporation (JA)              5,968,265
  527,425 Unicredito Italiano SPA (IT)           3,133,090
                                                ----------
                                                15,019,456
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

FOOD & BEVERAGE-2.3%
   21,450 Danone (FR)                           $6,145,900
                                                ----------
INSURANCE-1.2%
  407,350 Royal & Sun Alliance Insurance Group
          PLC (UK)                               3,326,304
                                                ----------
LEISURE & ENTERTAINMENT-1.9%
1,286,225 Ladbroke Group PLC (UK)                5,168,642
                                                ----------
MACHINERY-1.9%
   45,250 Mannesmann AG (GE)                     5,189,570
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-2.3%
  174,000 Oce NV (NE)                            6,258,326
                                                ----------
OIL & GAS-2.1%
  205,500 YPF Sociedad Anonima Sponsored ADR
          representing one Class D share (AR)    5,741,156
                                                ----------
PHARMACEUTICALS-5.3%
   84,000 Elan Corporation PLC Sponsored ADR
          (IE)*                                  5,843,250
    2,205 Novartis AG Registered (SZ)            4,335,569
   60,000 Schwarz Pharma AG (GE)                 3,458,781
   16,000 Teva Pharmaceutical Industries
          Limited Sponsored ADR (IS)               651,000
                                                ----------
                                                14,288,600
                                                ----------
PUBLISHING & BROADCASTING-5.3%
  116,000 Arnoldo Mondadori Editore SPA (IT)     1,537,153
  301,550 Pearson PLC (UK)                       5,985,843
  184,450 VNU NV (NE)                            6,958,523
                                                ----------
                                                14,481,519
                                                ----------
40

                                   STATEMENT OF INVESTMENTS
                              DECEMBER 31, 1998 (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------

RETAIL-2.8%
   336,875 Dixons Group PLC (UK)                 $ 4,739,231
   106,750 Superdiplo SA (SP)*                     3,009,827
                                                 -----------
                                                   7,749,058
                                                 -----------
SEMICONDUCTORS & EQUIPMENT-0.4%
    75,000 Taiwan Semiconductor Manufacturing
           Company Limited Sponsored ADR (TW)*     1,064,063
                                                 -----------
TELECOMMUNICATION SERVICES-9.2%
   226,000 British Telecommunications PLC (UK)     3,404,826
    84,975 MetroNet Communications Corporation
           (CA)*                                   2,804,175
       194 NTT Mobile Communications Network,
           Inc. (JA)                               7,997,581
    56,000 Portugal Telecom SA (PO)                2,567,656
    12,000 Swisscom AG (SZ)*                       5,023,662
   393,000 Telecom Italia SPA (IT)                 3,360,619
                                                 -----------
                                                  25,158,519
                                                 -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------

TRANSPORTATION-1.3%
   106,000 TNT Post Group NV (NE)                $ 3,417,168
                                                 -----------
UTILITIES-1.6%
   250,000 Union Electrica Fenosa SA (SP)          4,331,600
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$142,559,394)                              186,756,225
                                                 -----------

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-3.2%
$8,800,000 Ciesco LP 5.25% 01/04/99              $ 8,796,150
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$8,796,150)                        8,796,150
                                                 -----------
TOTAL INVESTMENTS-101.1%
(COST-$211,650,389)                              275,116,373
OTHER ASSETS & LIABILITIES-(1.1%)
                                                 (3,062,983)
                                                 -----------
NET ASSETS-100.0%                               $272,053,390
                                                 ===========

 * NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

          1 Year            5 Years        10 Years         20 Years
          ------            -------        --------         --------
          25.04%            21.02%          20.30%           18.73%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                                   LIPPER        CONSUMER
                    GROWTH                      GROWTH FUND       PRICE
                     FUND          S&P 500         INDEX          INDEX
                   ---------      --------      ------------    ---------
12/30/88....       $ 10,000       $ 10,000        $ 10,000       $ 10,000
12/31/89....       $ 14,176       $ 13,163        $ 12,747       $ 10,464
12/31/90....       $ 12,673       $ 12,755        $ 12,056       $ 11,103
12/31/91....       $ 18,680       $ 16,632        $ 16,436       $ 11,444
12/31/92....       $ 19,485       $ 17,899        $ 17,690       $ 11,774
12/30/93....       $ 24,460       $ 19,701        $ 19,808       $ 12,098
12/31/94....       $ 23,643       $ 19,958        $ 19,496       $ 12,421
12/29/95....       $ 34,418       $ 27,447        $ 25,858       $ 12,736
12/31/96....       $ 40,122       $ 33,738        $ 30,378       $ 13,160
12/31/97....       $ 50,788       $ 44,987        $ 38,907       $ 13,384
12/31/98....       $ 63,499       $ 57,845        $ 44,580       $ 13,638


MANAGEMENT OVERVIEW

                    A DISCUSSION WITH CO-PORTFOLIO MANAGERS
                    THOMAS ARRINGTON, LEFT, AND SCOTT CHAPMAN

HOW DID FOUNDERS GROWTH FUND PERFORM DURING 1998?

Founders Growth Fund finished the year with a respectable one-year return of 25.04%, outperforming its Lipper peer group average return of 22.86% for the period. Morningstar awarded Founders Growth Fund a **** overall rating, with *** for the 3-year period and **** for the 5- and 10-year periods ended December 31, 1998 among 2802, 1702, and 732 domestic equity funds, respectively.*

 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

HOW DID THE ASIAN CRISIS AFFECT GROWTH FUND?

Given our concerns about the impact of the Asian crisis on technology companies, the Fund was somewhat cautious in its technology weighting. This modest relative weight hampered the portfolio when tech stocks boomed later in the year.


                                 TOP 10 HOLDINGS
                   ----------------------------------------------
                     1. General Electric Company           4.89%
                     2. Microsoft Corporation              4.67%
                     3. Pfizer, Inc.                       3.48%
                     4. Intel Corporation                  3.41%
                     5. MCI WorldCom, Inc.                 2.96%
                     6. Lucent Technologies, Inc.          2.76%
                     7. Wal-Mart Stores, Inc.              2.48%
                     8. Berkshire Hathaway, Inc.           2.41%
                     9. Warner-Lambert Company             2.07%
                    10. International Business Machines
                        Corporation                        2.01%

                      PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                   ----------------------------------------------

HOW DID YOU SEEK GROWTH FOR THE PORTFOLIO?

Using Founders' fundamental research process, the investment team found good investment opportunities among companies that were undergoing significant restructuring. Examples included Cognizant Corporation, which split last summer into two companies: IMS Health, Inc. and Nielsen Media Research.

  During the summer, the Fund increased its position in several financial services companies that were part of the spate of corporate acquisitions fueled by the increase in stock prices. These firms benefited from the low interest rate environment that encouraged many American consumers to make credit purchases.

  As the weakness in the foreign markets accelerated during the third quarter, the Fund trimmed its holdings in several large, multinational consumer products companies, and reduced its position in Citigroup, Inc., which was very exposed to emerging markets.

                              PORTFOLIO AT A GLANCE
                        --------------------------------
                        TOTAL ASSETS: $2.4 billion
                        NAV ON DECEMBER 31, 1998: $20.41
                        EXPENSE RATIO: 1.08%
                        INCEPTION DATE: 1/5/62
                        --------------------------------

WHICH PARTICULAR STOCKS REALLY WORKED FOR THE FUND?

Growth Fund benefited from its holdings in strong performers in the computer and telecommunications industries, such as America Online, Inc., MCI WorldCom, Inc., and Microsoft Corporation. For the one-year period ended December 31, 1998, America Online was up an incredible 585%, MCI WorldCom was up 137%, and Microsoft showed a gain of 115%.

WERE THERE STOCKS THAT HURT THE FUND'S PERFORMANCE?

Some. In the third quarter, the financial securities the Fund held were impacted by Russia's effective loan default and the near collapse of hedge fund Long Term Capital Management LP. The Fund also made some disappointing investments in casino

                 --------------------------------------------------
                              PORTFOLIO COMPOSITION

                           Healthcare ........     17.6%
                           Cash &
                            Equivalents ......      3.3%
                           Telecom Services ..      6.5%
                           Technology ........     25.5%
                           Capital Goods .....      7.0%
                           Financial .........     12.2%
                           Basic Materials ...      0.3%
                           Consumer Cyclicals.     11.2%

                    PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                 --------------------------------------------------

stocks. And, the Growth Fund held some mid-cap companies that did not keep up with the giant-cap names that led the market higher in 1998. We were also underweight in pharmaceuticals, a sector investors rewarded for its earnings predictability and stability.

WHAT DO YOU EXPECT GOING FORWARD?

We're still identifying excellent growth companies at reasonable prices. We're staying focused on seeking excellent businesses that generate cash, that are managed by a respected owner-oriented team, have sustainable, above-average earnings, and are attractively priced.

  We believe our research will help us find companies with durable franchises, that may be all-weather performers, that have global industry leadership with financial strength, and that may be worth more in the future.


/s/ THOMAS ARRINGTON
Thomas Arrington, CFA
Co-Portfolio Manager


/s/ SCOTT CHAPMAN
Scott Chapman, CFA
Co-Portfolio Manager

FOUNDERS GROWTH FUND               STATEMENT OF INVESTMENTS
                                          DECEMBER 31, 1998

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMMON STOCKS (DOMESTIC)-95.7%
BANKING-2.7%
  503,550 Citigroup, Inc.                       $24,925,725
  149,150 Firstar Corporation                    13,908,238
  169,450 State Street Corporation               11,787,366
  336,525 U.S. Bancorp                           11,946,638
                                                -----------
                                                 62,567,967
                                                -----------
BIOTECHNOLOGY-1.6%
  354,050 Amgen, Inc*                            36,998,225
                                                -----------

BUSINESS SERVICES-2.9%
  183,700 Cintas Corporation                      12,927,887
  278,725 Computer Sciences Corporation*          17,960,342
  508,437 Fiserv, Inc.*                           26,120,951
   10,525 The Interpublic Group of Companies,
          Inc.                                       839,369
  238,575 Robert Half International, Inc.*        10,661,320
                                                ------------
                                                  68,509,869
                                                ------------
CHEMICALS-0.3%
  141,275 Monsanto Company                         6,710,563
                                                ------------
COMPUTER EQUIPMENT-5.4%
  303,625 Compaq Computer Corporation             12,733,273
  420,675 Dell Computer Corporation*              30,788,152
  283,600 E M C Corporation Massachusetts*        24,106,000
  257,250 International Business Machines
          Corporation                             47,526,938
  141,900 Sun Microsystems, Inc.*                 12,141,319
                                                ------------
                                                 127,295,682
                                                ------------
COMPUTER NETWORKING-2.0%
  501,125 Cisco Systems, Inc.*                    46,510,664
                                                ------------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-6.1%
   99,325 Automatic Data Processing, Inc.       $ 7,964,623
  186,225 Intuit, Inc.*                          13,501,313
  796,125 Microsoft Corporation*                110,313,070
  287,350 Oracle Corporation*                    12,391,969
                                                -----------
                                                144,170,975
                                                -----------
CONSUMER PRODUCTS-5.8%
   50,000 The Clorox Company                      5,840,625
  181,950 Colgate-Palmolive Company              16,898,606
  444,625 The Dial Corporation                   12,838,547
  801,050 Gillette Company                       38,700,728
  689,725 Philip Morris Companies, Inc.          36,900,288
  289,000 The Procter & Gamble Company           26,389,313
                                                -----------
                                                137,568,107
                                                -----------
CONSUMER SERVICES-0.6%
  452,925 DeVry, Inc.*                           13,870,828
                                                -----------
DIVERSIFIED-2.4%
   24,240 Berkshire Hathaway, Inc.*              56,964,000
                                                -----------
ELECTRONICS-6.3%
1,131,225 General Electric Company              115,455,652
   29,750 Perkin Elmer Corporation                2,902,484
  320,475 Solectron Corporation*                 29,784,145
                                                -----------
                                                148,142,281
                                                -----------
FINANCIAL SERVICES-4.3%
  234,125 American Express Company               23,939,281
  298,912 Associates First Capital Corporation
          Class A                                12,666,396
  114,875 The Charles Schwab Corporation          6,454,539
  562,500 Fannie Mae                             41,625,000
  138,525 Franklin Resources, Inc.                4,432,800
  140,550 Northern Trust Corporation             12,262,988
                                                -----------
                                                101,381,004
                                                -----------

  * NON-INCOME PRODUCING.
    SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------

FOOD & BEVERAGE-2.7%
  668,025 The Coca-Cola Company                 $44,674,172
   97,725 Hershey Foods Corporation               6,077,273
  299,600 PepsiCo, Inc.                          12,264,875
    9,425 Tootsie Roll Industries, Inc.             368,753
    8,850 Wm. Wrigley Jr. Company                   792,628
                                                -----------
                                                 64,177,701
                                                -----------
HEALTHCARE SERVICES-1.5%
  483,600 IMS Health, Inc.                       36,481,575
                                                -----------
INSURANCE-2.9%
  369,275 American International Group, Inc.     35,681,197
  167,900 The Hartford Financial Services
          Group, Inc.                             9,213,513
  395,000 Marsh & McLennan Companies, Inc.       23,082,813
                                                -----------
                                                 67,977,523
                                                -----------
LEISURE & ENTERTAINMENT-3.7%
  280,000 America Online, Inc.*                  44,800,000
  143,950 Carnival Corporation
          Class A                                 6,909,600
  143,950 Harley Davidson, Inc.                   6,819,631
  150,025 Mattel, Inc.                            3,422,445
  862,350 The Walt Disney Company                25,870,500
                                                -----------
                                                 87,822,176
                                                -----------
MANUFACTURING-0.9%
   30,525 Danaher Corporation                     1,657,889
  108,275 Illinois Tool Works, Inc.               6,279,950
  173,150 Tyco International Limited             13,062,003
                                                -----------
                                                 20,999,842
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

MEDICAL SUPPLIES & EQUIPMENT-1.8%
  148,500 Johnson & Johnson                     $12,455,438
  416,500 Medtronic, Inc.                        30,925,125
                                                -----------
                                                 43,380,563
                                                -----------
PHARMACEUTICALS-12.3%
  268,425 ALZA Corporation*                      14,025,206
  295,750 Bristol-Myers Squibb Company           39,575,047
  414,250 Eli Lilly and Company                  36,816,469
  158,500 Merck & Company, Inc.                  23,408,469
  655,250 Pfizer, Inc.                           82,192,922
  837,800 Schering-Plough Corporation            46,288,450
  649,000 Warner-Lambert Company                 48,796,688
                                                -----------
                                                291,103,251
                                                -----------
PUBLISHING & BROADCASTING-5.2%
  639,450 Comcast Corporation Class A Special    37,527,722
  183,800 Gannett Company, Inc.                  11,855,100
   36,025 McGraw-Hill Companies, Inc.             3,670,047
  342,000 MediaOne Group, Inc.*                  16,074,000
  677,850 Tele-Communications, Inc. Class A*     37,493,578
  260,000 Time Warner, Inc.                      16,136,250
                                                -----------
                                                122,756,697
                                                -----------
RESTAURANTS-1.7%
  406,350 McDonald's Corporation                 31,136,569
  226,600 Outback Steakhouse, Inc.*               9,007,350
                                                -----------
                                                 40,143,919
                                                -----------

                                     STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998 (CONTINUED)

SHARES                                           MARKET VALUE
-------------------------------------------------------------

RETAIL-7.9%
  200,225 Bed Bath & Beyond, Inc.*              $   6,820,164
  109,000 Best Buy Company, Inc.*                   6,689,875
  356,650 Costco Companies, Inc.*                  25,745,672
  352,250 The Gap, Inc.                            19,814,063
  490,175 The Home Depot, Inc.                     29,992,583
  224,925 Kohl's Corporation*                      13,818,830
  145,025 Staples, Inc.*                            6,335,780
  304,350 Walgreen Company                         17,823,497
  719,800 Wal-Mart Stores, Inc.                    58,618,713
                                                -------------
                                                  185,659,177
                                                -------------
SEMICONDUCTORS & EQUIPMENT-3.7%
  679,225 Intel Corporation                        80,488,163
   93,700 Texas Instruments, Inc.                   8,017,206
                                                -------------
                                                   88,505,369
                                                -------------
SUPERMARKETS-0.8%
  312,375 Safeway, Inc.*                           19,035,352
                                                -------------
TELECOMMUNICATION SERVICES-6.5%
  498,900 AirTouch Communications, Inc.*           35,983,163
  450,000 BellSouth Corporation                    22,443,750
  974,909 MCI WorldCom, Inc.*                      69,949,721
  457,875 SBC Communications, Inc.                 24,553,547
                                                -------------
                                                  152,930,181
                                                -------------
TELECOMMUNICATIONS EQUIPMENT-3.7%
  592,325 Lucent Technologies, Inc.                65,155,750
  151,075 Motorola, Inc.                            9,225,017
  256,875 Qwest Communications International,
          Inc.*                                    12,827,695
                                                -------------
                                                   87,208,462
                                                -------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$1,858,405,292)                           2,258,871,953
                                                -------------

SHARES                                            MARKET VALUE
--------------------------------------------------------------

COMMON STOCKS (FOREIGN)-1.1%
PHARMACEUTICALS-0.3%
    91,475 Glaxo Wellcome PLC Sponsored ADR (UK) $   6,359,272
                                                 -------------
TELECOMMUNICATIONS EQUIPMENT-0.8%
   154,675 Nokia Oyj Sponsored ADR (FI)             18,631,822
                                                 -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$22,820,822)
                                                    24,991,094
                                                 -------------
CORPORATE SHORT-TERM NOTES-1.4%
$33,300,000 Ciesco LP 5.25% 1/04/99              $  33,285,431
                                                 -------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$33,285,431)
                                                    33,285,431
                                                 -------------
TOTAL INVESTMENTS-98.2%
(COST-$1,914,511,545)                            2,317,148,478
OTHER ASSETS & LIABILITIES-1.8%
                                                    43,031,053
                                                 -------------
NET ASSETS-100%                                 $2,360,179,531
                                                 =============

 * NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

          1 Year            5 Years        10 Years        20 Years
          ------            -------        --------        --------
          17.78%            17.81%         16.31%          15.10%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                                   LIPPER        CONSUMER
                   BLUE CHIP                    GROWTH FUND       PRICE
                     FUND          S&P 500         INDEX          INDEX
                   ---------      --------      ------------    --------
12/30/88....       $ 10,000       $ 10,000        $ 10,000       $ 10,000
12/31/89....       $ 13,556       $ 13,163        $ 12,374       $ 10,464
12/31/90....       $ 13,614       $ 12,755        $ 11,632       $ 11,103
12/31/91....       $ 17,471       $ 16,632        $ 14,860       $ 11,444
12/31/92....       $ 17,430       $ 17,899        $ 16,292       $ 11,774
12/31/93....       $ 19,954       $ 19,701        $ 18,675       $ 12,098
12/30/94....       $ 20,066       $ 19,958        $ 18,597       $ 12,421
12/29/95....       $ 25,898       $ 27,447        $ 24,395       $ 12,736
12/31/96....       $ 32,208       $ 33,738        $ 29,443       $ 13,160
12/31/97....       $ 38,468       $ 44,987        $ 37,379       $ 13,384
12/31/98....       $ 44,652       $ 57,845        $ 46,574       $ 13,638



MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     THOMAS ARRINGTON

HOW DID BLUE CHIP EQUITIES PERFORM DURING 1998?

Blue chip stocks faced an unusual year in 1998 due to worldwide economic problems, coupled with political issues such as the impeachment of President Clinton and the bombing of Iraq. As the Southeast Asian crisis dominated investor concerns, large-cap stocks remained popular as sources of relative stability, liquidity, and earnings potential. This quest for quality drove market prices high and stretched valuations, particularly during first and second quarters. Of course during the last half of the year, general instability in the world's economies caused a period of global volatility. Yet the major U.S. stock market indexes finished 1998 with an unprecedented four years of double-digit gains.

HOW WOULD YOU CHARACTERIZE THE BLUE CHIP FUND'S PERFORMANCE?

In a challenging market, the Fund's one-year performance was 17.78%, outpacing the Lipper Analytical Services category average for the 1-year period ended December 31,

1998. Our long-term performance was also recognized with a **** overall rating from Morningstar, with **** for the 3-, 5-, and 10-year periods ended December 31, 1998 among 2802, 1702, and 732 domestic equity funds, respectively.*


                                 TOP 10 HOLDINGS
                   ----------------------------------------------
                     1. International Business Machines
                        Corporation                        2.40%
                     2. Service Corporation International  2.39%
                     3. The Chase Manhattan Corporation    2.26%
                     4. Philip Morris Companies, Inc.      2.22%
                     5. Glaxo Wellcome PLC Sponsored ADR   2.15%
                     6. Merck KGaA                         2.07%
                     7. General Electric Company           2.05%
                     8. Zeneca Group PLC                   1.94%
                     9. Atlantic Richfield Company         1.93%
                    10. Merck & Company, Inc.              1.82%

                      PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                   ----------------------------------------------

  Our cautious equity stance helped protect the Blue Chip Fund's performance during the summer stock-market slide, but we performed less well on a relative basis when stocks rallied in October.

WHAT STRATEGIES DID YOU USE TO POSITION THE FUND?

Based on our concerns about the valuation of the overall market, as well as the impact Asia would have on the domestic economy, we underweighted the equity portion of the Fund and maintained a higher allocation in bonds. Because we were not fully invested in equities, we sacrificed performance in rising markets, but protected the portfolio during periods of volatility.

  At year-end, the Fund was broadly diversified in an effort to seek portfolio stability, with 69% invested in domestic equities, and 19% invested in foreign large-cap growth names. The remainder was in U.S. Treasuries, government agency issues, corporate bonds, and cash. (See "Portfolio Composition" on page 50.)
We also invested approximately 2% in Canadian government bonds as a way to generate some additional yield and possibly some currency appreciation in the Canadian dollar versus the U.S. dollar.

                              PORTFOLIO AT A GLANCE
                          -------------------------------
                          TOTAL ASSETS: $542.3 million
                          NAV ON DECEMBER 31, 1998: $7.32
                          EXPENSE RATIO: 1.08%
                          INCEPTION DATE: 7/5/38
                          -------------------------------

WHAT KIND OF GROWTH COMPANIES HELPED THE FUND IN 1998?

Using our bottom-up process to seek quality growth stocks, we found earnings growth in many pharmaceutical stocks. Although pharmaceuticals as a group had relatively

 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

high valuations, we believed they were worth it. We anticipate their earnings and dividends will increase as the population ages and has greater need for medications.
Additionally, breakthroughs in research have put important new drugs and procedures on the market. At the end of the year we owned several companies that were the

               -----------------------------------------------------
                              PORTFOLIO COMPOSITION

                        Healthcare .............    29.1%
                        Energy .................     9.7%
                        Capital Goods ..........     2.8%
                        Utilities ..............     2.1%
                        Telecom Services .......     2.4%
                        Technology .............     5.5%
                        Consumer Cyclicals .....     4.0%
                        Basic Materials ........     5.4%
                        Transportation .........     1.1%
                        U.S. Bonds & Treasuries.     8.1%
                        Cash & Equivalents .....     2.2%
                        Consumer Staples .......    15.2%
                        Financial ..............    10.5%
                        Foreign Bonds ..........     1.9%

                    PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
               -----------------------------------------------------

subject of recent mergers, including Zeneca Group PLC, Rhone-Poulenc, and Synthelabo.

  We also liked utility stocks. These stocks provided an important income component for the Blue Chip Fund since they had a larger yield than the market. Utilities also tended to be defensive stocks. We felt they would outperform in a down market due to their strong yields and their low foreign exposure. In this sector, we held MCN Energy Group, Inc., Northern States Power Company and Cinergy Corporation at year end.

WHAT IS YOUR OUTLOOK FOR 1999?

Overall, our long-term outlook is positive. Although we expect continued slow economic growth in the U.S. for the remainder of the year, the U.S. economy is still healthy. Corporate profits are slowing, but we expect they will continue to grow at a more normal average in 1999. Consumer confidence is high, wages are rising, and there are still plenty of jobs and a strong housing market. We also anticipate robust corporate merger activity, benign inflation, and the first federal budget surplus in 30 years.


/s/ THOMAS ARRINGTON
Thomas Arrington, CFA
Portfolio Manager

FOUNDERS BLUE CHIP FUND            STATEMENT OF INVESTMENTS
                                          DECEMBER 31, 1998

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMMON STOCKS (DOMESTIC)-68.7%
BANKING-6.4%
  180,200 The Chase Manhattan Corporation      $12,264,863
  163,600 Citigroup, Inc.                        8,098,200
   43,200 Comerica, Inc.                         2,945,700
   58,200 First Union Corporation                3,539,288
   48,500 PNC Bank Corporation                   2,625,063
   63,500 Summit Bancorp.                        2,774,156
   56,000 Union Planters Corporation             2,537,500
                                                ----------
                                                34,784,770
                                                ----------
CHEMICALS-0.7%
   72,900 E.I. du Pont de Nemours and Company    3,868,256
                                                ----------
COMPUTER EQUIPMENT-3.3%
   70,400 International Business Machines
          Corporation                           13,006,400
   56,600 Sun Microsystems, Inc.*                4,842,838
                                                ----------
                                                17,849,238
                                                ----------
COMPUTER SOFTWARE/SERVICES-1.9%
  127,800 Computer Associates International,
          Inc.                                   5,447,475
   67,100 Oracle Corporation*                    2,893,688
  113,300 Platinum Technology, Inc.*             2,173,944
                                                ----------
                                                10,515,107
                                                ----------
CONSUMER PRODUCTS-5.8%
   19,100 Colgate-Palmolive Company              1,773,913
  199,675 The Dial Corporation                   5,765,616
   49,300 Kimberly-Clark Corporation             2,686,850
  225,125 Philip Morris Companies, Inc.         12,044,188
   43,900 The Procter & Gamble Company           4,008,619
  180,000 RJR Nabisco Holdings Corporation       5,343,750
                                                ----------
                                                31,622,936
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

ELECTRONICS-2.1%
  109,000 General Electric Company             $11,124,813
                                                ----------
FINANCIAL SERVICES-0.5%
   28,400 American Express Company               2,903,900
                                                ----------
FOOD & BEVERAGE-2.4%
  144,000 The Coca-Cola Company                  9,630,000
   52,400 Hershey Foods Corporation              3,258,625
                                                ----------
                                                12,888,625
                                                ----------
FUNERAL HOMES-3.4%
  341,175 Service Corporation International     12,985,973
  253,200 Stewart Enterprises, Inc. Class A      5,617,875
                                                ----------
                                                18,603,848
                                                ----------
HEALTHCARE SERVICES-2.4%
  328,500 Humana, Inc.*                          5,851,406
  265,200 Tenet Healthcare Corporation*          6,961,500
                                                ----------
                                                12,812,906
                                                ----------
INSURANCE-3.6%
  172,700 The Allstate Corporation               6,670,538
   30,400 American International Group, Inc.     2,937,400
   84,900 The Chubb Corporation                  5,507,888
   56,700 Travelers Property Casualty
          Corporation Class A                    1,757,700
   75,450 W.R. Berkley Corporation               2,527,576
                                                ----------
                                                19,401,102
                                                ----------

  * NON-INCOME PRODUCING.
    SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------

LEISURE & ENTERTAINMENT-0.3%
    9,400 America Online, Inc.*                 $1,504,000
                                                ----------
MANUFACTURING-0.7%
   55,600 Minnesota Mining and Manufacturing
          Company                                3,954,550
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-4.7%
  118,400 Baxter International, Inc.             7,614,600
  135,200 Becton, Dickinson and Company          5,771,350
  146,200 Biomet, Inc.                           5,875,413
   71,500 Johnson & Johnson                      5,997,063
                                                ----------
                                                25,258,426
                                                ----------
METALS & MINING-0.7%
  143,300 Homestake Mining Company               1,316,569
  212,000 Placer Dome, Inc.                      2,438,000
                                                ----------
                                                 3,754,569
                                                ----------
OIL & GAS-8.6%
  160,600 Atlantic Richfield Company            10,479,150
  159,700 Conoco, Inc.*                          3,333,738
   71,400 Mobil Corporation                      6,220,725
  146,100 Phillips Petroleum Company             6,227,513
  107,000 Questar Corporation                    2,073,125
  188,075 Sonat, Inc.                            5,089,780
  292,250 USX-Marathon Group                     8,804,031
  150,000 Unocal Corporation                     4,378,125
                                                ----------
                                                46,606,187
                                                ----------
OIL SERVICES-1.1%
  387,100 BJ Services Company*                   6,048,438
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

PHARMACEUTICALS-10.1%
  166,200 Abbott Laboratories                   $8,143,800
  106,300 American Home Products Corporation     5,986,019
   66,100 Bristol-Myers Squibb Company           8,845,006
   65,325 Eli Lilly and Company                  5,805,759
   66,800 Merck & Company, Inc.                  9,865,525
   53,300 Pfizer, Inc.                           6,685,819
   98,300 Pharmacia & Upjohn, Inc.               5,566,238
   53,600 Warner-Lambert Company                 4,030,050
                                                ----------
                                                54,928,216
                                                ----------
PUBLISHING & BROADCASTING-3.8%
  107,775 MediaOne Group, Inc.*                  5,065,425
   40,400 The New York Times Company             1,401,375
   86,400 Tele-Communications, Inc. Class A*     4,779,000
   44,700 Time Warner, Inc.                      2,774,194
   48,925 Tribune Company                        3,229,050
    6,000 The Washington Post Company            3,467,625
                                                ----------
                                                20,716,669
                                                ----------
SUPERMARKETS-1.7%
  178,900 Hannaford Brothers Company             9,481,700
                                                ----------
TELECOMMUNICATION SERVICES-2.4%
   93,500 Bell Atlantic Corporation              4,955,500
  120,600 GTE Corporation                        7,839,000
                                                ----------
                                                12,794,500
                                                ----------
UTILITIES-2.1%
   68,250 Cinergy Corporation                    2,346,094
  330,300 MCN Energy Group, Inc.                 6,296,344
   90,300 Northern States Power Company          2,505,824
                                                ----------
                                                11,148,262
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$317,635,786)                            372,571,018
                                               -----------

                                   STATEMENT OF INVESTMENTS
                              DECEMBER 31, 1998 (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMMON STOCKS (FOREIGN)-19.1%
CHEMICALS-3.2%
  133,200 Bayer AG (GE)                         $ 5,562,330
  114,100 Rhone-Poulenc SA (FR)                   5,874,536
  122,300 Rhone-Poulenc SA Sponsored ADR (FR)     6,145,575
                                                -----------
                                                 17,582,441
                                                -----------
FOOD & BEVERAGE-1.4%
    3,600 Nestle SA Registered (SZ)               7,837,468
                                                -----------
LEISURE & ENTERTAINMENT-0.6%
  179,500 Granada Group PLC (UK)                  3,173,357
                                                -----------
METALS & MINING-0.8%
  214,600 Barrick Gold Corporation (CA)           4,184,700
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

PHARMACEUTICALS-12.0%
  167,425 Glaxo Wellcome PLC Sponsored ADR (UK) $11,636,038
  249,700 Merck KGaA (GE)                        11,244,371
    3,300 Novartis AG Registered (SZ)             6,491,180
  231,700 Sankyo Company, Limited (JA)            5,073,726
   44,650 Schering AG (GE)                        5,609,734
   91,525 Smithkline Beecham PLC Sponsored ADR
          Class A (UK)                            6,360,988
   37,300 Synthelabo (FR)                         7,900,090
  241,100 Zeneca Group PLC (UK)                  10,498,481
                                                -----------
                                                 64,814,608
                                                -----------
TRANSPORTATION-1.1%
  115,000 Canadian National Railway Company
          (CA)                                    5,965,625
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$90,768,980)                              103,558,199
                                                -----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND              STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998 (CONTINUED)

PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-1.2%
UTILITIES-1.2%
$1,332,000 Commonwealth Edison
           Company 7.625%
           Due 01/15/07                          $ 1,474,862
 1,331,000 Sonat, Inc. 6.625%
           Due 02/01/08                            1,366,468
 3,660,000 Sonat, Inc. 7.00%
           Due 02/01/18                            3,689,042
                                                 -----------
TOTAL CORPORATE BONDS
(DOMESTIC)
(COST-$6,570,648)                                  6,530,372
                                                 -----------
FOREIGN GOVERNMENT BONDS-1.9%
 4,608,583 Province of Ontario 6.125%
           Due 09/12/07 (CA)                       4,851,916
 4,646,518 Province of Ontario 6.50%
           Due 03/08/29 (CA)                       5,099,757
                                                 -----------
TOTAL FOREIGN GOVERNMENT BONDS
(COST-$9,648,612)                                  9,951,673
                                                 -----------

PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-6.9%
U.S. AGENCIES-3.1%
$15,900,000 Federal National
            Mortgage Association 6.00%
            Due 05/15/08                         $16,777,235
                                                 -----------
U.S. TREASURY BONDS-1.6%
  7,500,000 U.S. Treasury Bond 6.625%
            Due 02/15/27                           8,871,098
                                                 -----------
U.S. TREASURY NOTES-2.2%
  4,000,000 U.S. Treasury Note 4.625%
            Due 11/30/00                           4,002,500
  4,000,000 U.S. Treasury Note 4.25%
            Due 11/15/03                           3,947,500
  4,000,000 U.S. Treasury Note 4.75%
            Due 11/15/08                           4,031,252
                                                 -----------
                                                  11,981,252
                                                 -----------
TOTAL U.S. GOVERNMENT
SECURITIES
(COST-$35,245,714)                                37,629,585
                                                 -----------

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-1.4%
$ 7,600,000 Federal Home Loan Mortgage
            Corporation Discount Note 4.45%
            01/04/99                             $ 7,597,182
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED
COST-$7,597,182)                                   7,597,182
                                                 -----------
TOTAL INVESTMENTS-99.2%
(COST-$467,466,922)                              537,838,029
OTHER ASSETS &
LIABILITIES-0.8%                                   4,468,689
                                                 -----------
NET ASSETS-100.0%                               $542,306,718
                                                 ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

          1 Year            5 Years        10 Years        20 Years
          ------            -------        --------        --------
          13.96%            14.96%         14.26%          14.03%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                                   LIPPER        CONSUMER
                   BALANCED                     GROWTH FUND       PRICE
                     FUND          S&P 500         INDEX          INDEX
                   ---------      --------      ------------    ---------
12/30/88....       $ 10,000       $ 10,000        $ 10,000       $ 10,000
12/31/89....       $ 12,529       $ 13,163        $ 11,970       $ 10,464
12/31/90....       $ 11,902       $ 12,755        $ 12,048       $ 11,103
12/31/91....       $ 14,623       $ 16,632        $ 15,161       $ 11,444
12/31/92....       $ 15,501       $ 17,899        $ 16,294       $ 11,774
12/31/93....       $ 18,888       $ 19,701        $ 18,239       $ 12,098
12/30/94....       $ 18,524       $ 19,958        $ 17,867       $ 12,421
12/29/95....       $ 23,972       $ 27,447        $ 22,312       $ 12,736
12/31/96....       $ 28,470       $ 33,738        $ 25,217       $ 13,160
12/31/97....       $ 33,291       $ 44,987        $ 30,273       $ 13,384
12/31/98....       $ 37,939       $ 57,845        $ 34,825       $ 13,638



MANAGEMENT OVERVIEW

                     A DISCUSSION WITH PORTFOLIO MANAGER
                     BRIAN KELLY

HOW DID THE BALANCED FUND PERFORM DURING 1998?

In a year characterized by an ongoing currency crisis in Southeast Asia, coupled with a summer of domestic market volatility, investors continued to seek large-cap stocks for their relative stability, liquidity, and earnings potential. This "flight to quality" was one of the main factors driving stock prices to all-time highs in 1998.

  Against this backdrop, the Fund returned 13.96% for the one-year period ended December 31, 1998. Our long-term performance was recognized with a **** overall rating from Morningstar, with **** for the 3-, 5-, and 10-year periods ended December 31, 1998, among 2802, 1702, and 732 domestic equity funds, respectively.*

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98. The top 10% of the funds in an investment category receive 5 stars and the next 22.5% receive 4 stars. Subject to change every month, a fund's rating is based on its 3-, 5-, and (when available) 10- year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

HOW WAS THE FUND POSITIONED THROUGHOUT THE YEAR?

Our objective is to provide current income and capital appreciation through a portfolio of equity and fixed-income holdings. Since we have the flexibility to adjust the Fund's investment composition in accordance with a changing market, we evaluated market conditions and decided to keep it conservatively positioned. We focused the

                              TOP 10 EQUITY HOLDINGS
                   ------------------------------------------------
                     1. Rhone-Poulenc SA                   1.66%
                     2. International Business Machines
                        Corporation                        1.43%
                     3. Atlantic Richfield Company         1.41%
                     4. Service Corporation International  1.38%
                     5. Philip Morris Companies, Inc.      1.33%
                     6. The Chase Manhattan Corporation    1.33%
                     7. General Electric Company           1.30%
                     8. Glaxo Wellcome PLC Sponsored ADR   1.28%
                     9. Merck KGaA                         1.24%
                    10. Zeneca Group PLC                   1.18%

                      PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                   ------------------------------------------------

portfolio by increasing our positions in the most liquid names and trimming our holdings in smaller, more illiquid positions, as well as several stocks that were underperformers. This conservative positioning negatively impacted our performance during the first and second quarters because we missed out on some of the performance strength in equities.

  During last summer's decline, however, we were able to limit the Fund's losses by maintaining this conservative equity position. We were also able to boost the Fund's performance by purchasing several stocks at bargain prices.

  As we moved into the fall, we became increasingly concerned about the problems in the global economy, and the subsequent volatility that ensued in the equity markets. Accordingly, we increased the Fund's holdings in U.S. government securities while at the same time reducing the Fund's equity holdings. This strategy was successful and the fixed-income holdings were especially beneficial. The Balanced Fund was down very little in the third quarter compared to more equity-weighted funds.

                              PORTFOLIO AT A GLANCE
                        --------------------------------
                        TOTAL ASSETS: $1.2 billion
                        NAV ON DECEMBER 31, 1998: $12.19
                        EXPENSE RATIO: 0.99%
                        INCEPTION DATE: 2/19/63
                        --------------------------------

  We continued to believe valuations on many large-cap names were somewhat high at the end of the year and we maintained our conservative positioning. At period end, 41% of the Fund was in U.S. equities and 13% in foreign large-cap stocks, with 42% of the portfolio in U.S. government securities and corporate bonds, and 1.8% in foreign bonds (see "Portfolio Composition.") We also further diversified the portfolio to seek greater stability, with exposure to most major industries including pharmaceuticals, oil and gas, consumer products, and banking.

                  ------------------------------------------------
                              PORTFOLIO COMPOSITION

                           Capital Goods ......    1.8%
                           Transportation .....    0.7%
                           Utilities ..........    0.3%
                           Technology .........    3.6%
                           Telecom Services ...    1.4%
                           Financial ..........    6.5%
                           Energy .............    5.7%
                           Basic Materials ....    3.8%
                           Consumer Cyclicals..    1.8%
                           Cash & Equivalents..    2.4%
                           Foreign Bonds ......    1.8%
                           Consumer Staples ...    8.7%
                           U.S. Bonds &
                            Treasuries ........   42.1%
                           Healthcare .........   19.4%

                     PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                  ------------------------------------------------

WHAT WAS YOUR INVESTMENT STRATEGY IN SELECTING GROWTH STOCKS FOR THE FUND?

We rely on a bottom-up process to seek growth stocks. Throughout the year we continued to find good earnings growth in pharmaceutical stocks. Although this group has high valuations, we believe the earnings of large drug companies will increase as the Baby Boom population ages and has increased need for medications. Rhone-Poulenc, a French chemical and pharmaceutical company, was our top holding at year end.

  Because we maintained a conservative stance in the Fund throughout the year, we stuck with very liquid, well-known growth companies with strong earnings potential. For example, General Electric Company, a household name with very consistent earnings per share growth and a broad representation of industry exposure, was one of our top 10 holdings at year end.

WHAT IS YOUR OUTLOOK FOR 1999?

Corporate earnings estimates are under pressure and earnings growth rates are actually declining. Given current market valuations, those companies that fall short of earnings expectations may come under pressure. We will work even harder to seek the best growth companies the market has to offer. When such opportunities are not present, we will lean toward the stability of U.S. Treasuries when needed.


/s/ BRIAN KELLY
Brian Kelly
Portfolio Manager

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMMON STOCKS (DOMESTIC)-40.7%
BANKING-3.9%
  242,600 The Chase Manhattan Corporation      $16,511,963
  254,400 Citigroup, Inc.                       12,592,800
   60,000 Comerica, Inc.                         4,091,250
   80,800 First Union Corporation                4,913,650
   67,300 PNC Bank Corporation                   3,642,613
   88,100 Summit Bancorp.                        3,848,869
   72,000 Union Planters Corporation             3,262,500
                                                ----------
                                                48,863,645
                                                ----------
CHEMICALS-0.5%
  125,100 E.I. du Pont de Nemours and Company    6,638,119
                                                ----------
COMPUTER EQUIPMENT-1.9%
   96,000 International Business Machines
          Corporation                           17,736,000
   73,500 Sun Microsystems, Inc.*                6,288,844
                                                ----------
                                                24,024,844
                                                ----------
COMPUTER SOFTWARE/SERVICES-1.5%
  172,000 Computer Associates International,
          Inc.                                   7,331,500
  134,800 Oracle Corporation*                    5,813,250
  256,800 Platinum Technology, Inc.*             4,927,350
                                                ----------
                                                18,072,100
                                                ----------
CONSUMER PRODUCTS-3.7%
   38,800 Colgate-Palmolive Company              3,603,550
  322,250 The Dial Corporation                   9,304,969
   76,700 Kimberly-Clark Corporation             4,180,150
  309,900 Philip Morris Companies, Inc.         16,579,650
   60,900 The Procter & Gamble Company           5,560,931
  242,000 RJR Nabisco Holdings Corporation       7,184,375
                                                ----------
                                                46,413,625
                                                ----------
ELECTRONICS-1.3%
  158,600 General Electric Company              16,187,113
                                                ----------
FINANCIAL SERVICES-0.3%
   39,100 American Express Company               3,997,975
                                                ----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

FOOD & BEVERAGE-0.9%
  100,300 The Coca-Cola Company                 $6,707,563
   80,200 Hershey Foods Corporation              4,987,438
                                                ----------
                                                11,695,001
                                                ----------
FUNERAL HOMES-1.5%
  451,500 Service Corporation International     17,185,219
   66,125 Stewart Enterprises, Inc. Class A      1,467,148
                                                ----------
                                                18,652,367
                                                ----------
HEALTHCARE SERVICES-1.6%
  535,500 Humana, Inc.*                          9,538,594
  372,300 Tenet Healthcare Corporation*          9,772,875
                                                ----------
                                                19,311,469
                                                ----------
INSURANCE-2.3%
  288,500 The Allstate Corporation              11,143,313
   40,500 American International Group, Inc.     3,913,313
  118,075 The Chubb Corporation                  7,660,116
   72,900 Travelers Property Casualty
          Corporation Class A                    2,259,900
   93,150 W.R. Berkley Corporation               3,120,526
                                                ----------
                                                28,097,168
                                                ----------
LEISURE & ENTERTAINMENT-0.2%
   12,900 America Online, Inc.*                  2,064,000
                                                ----------
MANUFACTURING-0.5%
   86,400 Minnesota Mining and Manufacturing
          Company                                6,145,200
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-2.9%
  163,400 Baxter International, Inc.            10,508,663
  236,500 Becton, Dickinson and Company         10,095,594
  179,300 Biomet, Inc.                           7,205,619
  105,700 Johnson & Johnson                      8,865,588
                                                ----------
                                                36,675,464
                                                ----------
OIL & GAS-5.7%
  268,900 Atlantic Richfield Company            17,545,725
  365,600 Conoco, Inc.*                          7,631,900
  153,900 Mobil Corporation                     13,408,538
  229,200 Phillips Petroleum Company             9,769,650
  329,400 Sonat, Inc.                            8,914,388
  433,350 USX-Marathon Group                    13,054,669
                                                ----------
                                                70,324,870
                                                ----------

                                   STATEMENT OF INVESTMENTS
                                          DECEMBER 31, 1998

SHARES                                         MARKET VALUE
-----------------------------------------------------------

PHARMACEUTICALS-7.1%
  258,600 Abbott Laboratories                  $12,671,400
  148,800 American Home Products Corporation     8,379,300
  102,400 Bristol-Myers Squibb Company          13,702,400
  119,475 Eli Lilly and Company                 10,618,341
   92,900 Merck & Company, Inc.                 13,720,169
  109,000 Pfizer, Inc.                          13,672,688
  167,000 Pharmacia & Upjohn, Inc.               9,456,375
   83,000 Warner-Lambert Company                 6,240,563
                                                ----------
                                                88,461,236
                                                ----------
PUBLISHING & BROADCASTING-2.5%
  181,325 MediaOne Group, Inc.*                  8,522,275
  115,000 Tele-Communications, Inc. Class A*     6,360,938
   61,500 Time Warner, Inc.                      3,816,844
  111,300 Tribune Company                        7,345,800
    9,100 The Washington Post Company            5,259,231
                                                ----------
                                                31,305,088
                                                ----------
SUPERMARKETS-0.7%
  153,200 Hannaford Brothers Company             8,119,600
                                                ----------
TELECOMMUNICATION SERVICES-1.4%
  128,200 Bell Atlantic Corporation              6,794,600
  162,250 GTE Corporation                       10,546,250
                                                ----------
                                                17,340,850
                                                ----------
UTILITIES-0.3%
  126,325 Cinergy Corporation                    4,342,422
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$452,059,243)                            506,732,156
                                               -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------

COMMON STOCKS (FOREIGN)-12.8%
CHEMICALS-2.3%
  179,000 Bayer AG (GE)                         $7,474,902
  400,125 Rhone-Poulenc SA (FR)                 20,600,779
   22,075 Rhone-Poulenc SA Sponsored ADR (FR)    1,109,269
                                                ----------
                                                29,184,950
                                                ----------
FOOD & BEVERAGE-0.9%
    5,400 Nestle SA Registered (SZ)             11,756,442
                                                ----------
LEISURE & ENTERTAINMENT-0.3%
  240,000 Granada Group PLC (UK)                 4,242,928
                                                ----------
METALS & MINING-0.8%
  497,900 Barrick Gold Corporation (CA)          9,709,050
                                                ----------
PHARMACEUTICALS-7.8%
  228,825 Glaxo Wellcome PLC Sponsored ADR (UK) 15,903,338
  342,600 Merck KGaA (GE)                       15,427,799
    4,600 Novartis AG Registered (SZ)            9,050,316
  315,300 Sankyo Company, Limited (JA)           6,904,384
   95,275 Schering AG (GE)                      11,970,155
  283,000 Smithkline Beecham PLC (UK)            3,954,845
   93,100 Smithkline Beecham PLC Sponsored ADR
          Class A (UK)                           6,470,451
   56,800 Synthelabo (FR)                       12,029,073
  337,500 Zeneca Group PLC (UK)                 14,696,131
                                                ----------
                                                96,406,492
                                                ----------
TRANSPORTATION-0.7%
  157,200 Canadian National Railway Company
          Sponsored ADR (CA)                     8,154,750
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$137,345,127)                            159,454,612
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-2.0%
CONSUMER PRODUCTS-0.2%
$2,000,000 Philip Morris Companies, Inc. 7.25%
           Due 09/15/01                         $ 2,082,444
                                                -----------
MISCELLANEOUS-0.7%
 3,000,000 Lockheed Martin Corporation 7.00%
           Due 09/15/23                           3,115,278
 3,000,000 PacifiCorp 6.375%
           Due 05/15/08                           3,146,034
 2,500,000 US West Capital Funding, Inc. 6.25%
           Due 07/15/05                           2,607,658
                                                -----------
                                                  8,868,970
                                                -----------
UTILITIES-1.1%
2,706,000 Commonwealth Edison Company 7.625%
          Due 01/15/07                            2,996,229
2,705,000 Sonat, Inc. 6.625%
          Due 02/01/08                            2,777,083
8,190,000 Sonat, Inc. 7.00%
          Due 02/01/18                            8,254,988
                                                -----------
                                                 14,028,300
                                                -----------
TOTAL CORPORATE BONDS
(DOMESTIC)
(COST-$25,464,518)                               24,979,714
                                                -----------
FOREIGN GOVERNMENT BONDS-1.8%
10,493,339 Province of Ontario 6.125%
           Due 09/12/07 (CA)                     11,047,416
10,404,074 Province of Ontario 6.50% Due
           03/08/29 (CA)                         11,418,910
                                                -----------
TOTAL FOREIGN GOVERNMENT BONDS
(COST-$21,780,777)                               22,466,326
                                                -----------

PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-40.1%
U.S. AGENCIES-3.9%
$10,500,000 Federal National Mortgage Association
            6.35%
            Callable 01/08/99
            Due 01/08/03                         $10,500,714
 36,500,000 Federal National Mortgage Association
            6.00% Due 05/15/08                    38,513,778
                                                 -----------
                                                  49,014,492
                                                 -----------
U.S. TREASURY BILLS-1.8%
 23,000,000 U.S. Treasury Bill 4.33%
            Due 12/09/99                          22,051,250
                                                 -----------
U.S. TREASURY BONDS-6.1%
 19,200,000 U.S. Treasury Bond 6.625%
            Due 02/15/27                          22,710,010
 46,500,000 U.S. Treasury Bond 6.375%
            Due 08/15/27                          53,475,000
                                                 -----------
                                                  76,185,010
                                                 -----------

                                     STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998 (CONTINUED)

PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------

U.S. TREASURY NOTES-28.3%
$20,500,000 U.S. Treasury Note 6.375%
            Due 05/15/00                         $20,961,250
 24,250,000 U.S. Treasury Note 5.50%
            Due 05/31/00                          24,530,403
    900,000 U.S. Treasury Note 6.00%
            Due 08/15/00                             918,563
  9,500,000 U.S. Treasury Note 5.75%
            Due 10/31/00                           9,681,099
 14,000,000 U.S. Treasury Note 5.75%
            Due 11/15/00                          14,271,250
 24,600,000 U.S. Treasury Note 4.625%
            Due 11/30/00                          24,615,375
 12,700,000 U.S. Treasury Note 6.625%
            Due 03/31/02                          13,422,313
 15,200,000 U.S. Treasury Note 6.625%
            Due 04/30/02                          16,083,500
 16,500,000 U.S. Treasury Note 6.25%
            Due 02/15/03                          17,438,438
 48,100,000 U.S. Treasury Note 4.25%
            Due 11/15/03                          47,468,688
 19,600,000 U.S. Treasury Note 5.875%
            Due 11/15/05                          20,910,750
  8,700,000 U.S. Treasury Note 5.625%
            Due 02/15/06                           9,175,786
  8,900,000 U.S. Treasury Note 6.875%
            Due 05/15/06                          10,059,786
 37,100,000 U.S. Treasury Note 6.25%
            Due 02/15/07                          40,694,062
 53,500,000 U.S. Treasury Note 5.50%
            Due 02/15/08                          56,710,000
 24,600,000 U.S. Treasury Note 4.75%
            Due 11/15/08                          24,792,200
                                                 -----------
                                                 351,733,463
                                                 -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$472,402,265)                              498,984,215
                                                 -----------

PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-4.3%
$53,400,000 Federal Home Loan Mortgage
            Corporation Discount Note 4.45%
            01/04/99                             $  53,380,198
                                                 -------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-
$53,380,198)                                        53,380,198
                                                 -------------
TOTAL INVESTMENTS-101.7%
(COST-$1,162,432,128)                            1,265,997,221
OTHER ASSETS &
LIABILITIES-(1.7%)                                (21,776,079)
                                                 -------------
NET ASSETS-100.0%                               $1,244,221,142
                                                 =============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GOVERNMENT SECURITIES FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/98*

                                                           Since Inception
          1 Year            5 Years        10 Years            (3/1/88)
          ------            -------        --------        ---------------
          9.76%              4.49%          6.90%               6.67%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                    LEHMAN        LIPPER         CONSUMER
                   GOVERNMENT        BROS.        US GOVT.        PRICE
                     SEC.         US TR. COR      FD.INDEX        INDEX
                   ---------      ----------    ------------    --------
12/30/88....        $ 10,000       $ 10,000       $ 10,000       $ 10,000
12/31/89....        $ 11,331       $ 11,435       $ 10,874       $ 10,464
12/31/90....        $ 11,834       $ 12,419       $ 11,713       $ 11,103
12/31/91....        $ 13,593       $ 14,327       $ 12,377       $ 11,444
12/31/92....        $ 14,315       $ 15,363       $ 12,792       $ 11,774



MANAGEMENT OVERVIEW

                     A DISCUSSION WITH FIXED-INCOME MANAGER
                     MARGARET DANUSER

HOW DID THE GOVERNMENT SECURITIES FUND PERFORM IN 1998?

In a year that was marked by stock market volatility around the world, U.S. Treasuries presented a safe harbor for many investors. In this environment, the Founders Government Securities Fund returned 9.76% for the one-year period ended December 31, 1998.

WHAT FACTORS INFLUENCED THE BOND MARKETS?

Early in the year, all eyes--including the Federal Reserve's--were on the Southeast Asian economic crisis to determine the impact it would have on domestic earnings. This period of ongoing volatility in the financial markets brought an incredible January bond rally as investors turned to Treasuries.

  The Government Securities Fund performed very well in January but its performance dropped in February on bond market weakness. This weakness was spurred by Federal Reserve Chairman Alan Greenspan's hint to Congress that the Fed had no plans to ease interest rates due to continued strong economic data and low inflation. Greenspan did, however, warn of impending storm clouds brewing in Asia and the possibility that global economic problems could eventually slow down our domestic economy.

  As investors' uncertainty grew about the Asian crisis, they flocked to bonds and other dollar-denominated assets in a "flight to quality."

  While bonds were strong during the first half of 1998 and popular with investors, Treasuries became less attractive in the mid-summer when it seemed the IMF's financial aid package would bail out Russia, and Japan indicated it would make necessary reforms.

  By third quarter, the Federal Reserve intervened, cutting rates three times in the third and fourth quarters of 1998 in hopes of cushioning the U.S. economy from global financial turmoil.

WHAT STRATEGIES DID YOU USE IN THIS ENVIRONMENT?

We have the flexibility to change the duration of bonds in the portfolio to best take advantage of the yield curve. For the first half of the year, we consistently lengthened the Fund's duration to around six years on the expectation that the Asian currency crisis would slow the domestic economy and limit inflation.

  We also concentrated the portfolio in two sectors that we believed showed potential for price appreciation: issues with a four- to seven-year maturity, and those in the 10- to 30-year sector. Because interest rates were low in 1998, many homeowners prepaid or refinanced their mortgages. As a result, we kept our mortgage holdings low, around 7% during the first half and dropping to 5% by the end of the year. We also held low-couponed mortgages that were less susceptible to prepayments.

  At period end, the Fund's modified duration was 5.59 years with an average maturity of 9.08 years. The majority of the portfolio's assets were concentrated in the highest quality U.S. Treasuries and government agency issues, with 5% in domestic mortgages. We can adjust our average weighted maturity in response to changing market conditions, and 79% of the portfolio was in issues with a maturity 10 years and under.

WHAT DO YOU ANTICIPATE WILL AFFECT THE BOND MARKETS THIS YEAR?

As the world stock markets show volatility, we believe investors may continue to find bonds an attractive investment alternative. Right now, the U.S. dollar is strong, which may help keep the damper on inflation. We believe U.S. Treasuries may also continue to be popular with overseas investors who may benefit from currency conversions.



/s/ MARGARET DANUSER
Margaret Danuser
Fixed-Income Manager

FOUNDERS GOVERNMENT SECURITIES FUND

PRINCIPAL AMOUNT                              MARKET VALUE
----------------------------------------------------------

U.S. GOVERNMENT SECURITIES-92.1%
FNMA POOLS-5.0%
$ 749,297 Federal National Mortgage Association
          7.00%
          Due 03/01/12                          $  765,789
                                                ----------
U.S. AGENCIES-26.8%
1,025,000 Federal Farm Credit Bank 6.55%
          Due 08/19/03                           1,079,036
  815,000 Federal Farm Credit Bank 8.06%
          Due 01/04/05                             935,766
1,000,000 Federal National Mortgage Association
          6.70%
          Due 08/10/01                           1,009,689
1,000,000 Federal National Mortgage Association
          6.00%
          Due 05/15/08                           1,055,172
                                                ----------
                                                 4,079,663
                                                ----------

PRINCIPAL AMOUNT                              MARKET VALUE
----------------------------------------------------------

U.S. TREASURY BONDS-20.9%
$ 400,000 U.S. Treasury Bond 7.25%
          Due 05/15/16                          $  485,250
  400,000 U.S. Treasury Bond 8.125%
          Due 08/15/19                             534,875
  900,000 U.S. Treasury Bond 6.25%
          Due 08/15/23                           1,006,875
1,000,000 U.S. Treasury Bond 6.375%
          Due 08/15/27                           1,150,000
                                                ----------
                                                 3,177,000
                                                ----------

SEE NOTES TO FINANCIAL STATEMENTS.

                                  STATEMENT OF INVESTMENTS
                                         DECEMBER 31, 1998

PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------

U.S. TREASURY NOTES-39.4%
$ 700,000 U.S. Treasury Note 6.00%
          Due 10/15/99                          $ 707,219
1,500,000 U.S. Treasury Note 5.50%
          Due 05/31/00                          1,517,345
1,300,000 U.S. Treasury Note 6.50%
          Due 10/15/06                          1,443,000
  750,000 U.S. Treasury Note 5.50%
          Due 02/15/08                            795,000
1,000,000 U.S. Treasury Note 12.00%;
          Due 8/15/13                           1,528,750
                                                ---------
                                                5,991,314
                                                ---------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$13,276,012)                             14,013,766
                                                ---------


PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------

CORPORATE SHORT-TERM NOTES-5.6%
 $460,000 Ciesco LP 5.25% 01/04/99             $   459,799
  400,000 Transamerica Finance Corporation
          5.00% 01/04/99                           399,833
                                               -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$859,632)                          859,632
                                               -----------
TOTAL INVESTMENTS-97.7%
(COST-$14,135,644)                              14,873,398
OTHER ASSETS &
LIABILITIES-2.3%                                   346,731
                                               -----------
NET ASSETS-100.0%                              $15,220,129
                                               ===========

FOUNDERS MONEY MARKET FUND


PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------

CORPORATE SHORT-TERM NOTES-84.1%
AGRICULTURE-4.9%
$4,500,000 Pioneer Hi-Bred International, Inc.
           5.65%
           01/04/99                            $4,497,881
                                               ----------
CAPTIVE FINANCE AUTOMOTIVE-4.5%
3,300,000 Ford Motor Credit Company 5.52%
          01/07/99                              3,296,964
  800,000 Ford Motor Credit Company 5.20%
          01/08/99                                799,191
                                                ---------
                                                4,096,155
                                                ---------
CAPTIVE FINANCE DIVERSIFIED-3.3%
3.000,000 General Electric Capital Corporation
          5.70%
          01/11/99                              2,995,333
                                                ---------
CAPTIVE FINANCE INSURANCE-9.2%
4,200,000 A.I. Credit Corporation 4.90%
          01/04/99                              4,198,285
4,200,000 Prudential Funding Corporation 4.80%
          01/15/99                              4,192,160
                                                ---------
                                                8,390,445
                                                ---------

PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------

CAPTIVE FINANCE UTILITIES-3.3%
$3,000,000 Progress Capital Holdings, Inc. 5.68%
           01/12/99                             $2,994,793
                                                ----------
CHEMICALS-4.8%
4,500,000 Akzo Nobel, Inc.
          5.00%
          04/22/99                               4,430,625
                                                ----------
DIVERSIFIED-4.4%
4,000,000 E.I. du Pont de Nemours and Company
          5.20%
          01/20/99                               3,989,022
                                                ----------
FINANCIAL SERVICES-11.4%
3,500,000 American Express Credit Corporation
          5.85%
          01/08/99                               3,496,019
3,500,000 Ciesco LP 5.30%
          01/22/99                               3,489,179
3,400,000 Household Finance Corporation 5.70%
          01/13/99                               3,393,540
                                                ----------
                                                10,378,738
                                                ----------
FOOD & BEVERAGE-8.4%
4,000,000 Allied Domecq North America 5.37%
          01/21/99                               3,988,067
3,700,000 PepsiCo, Inc. 5.20%
          01/06/99                               3,697,328
                                                ----------
                                                 7,685,395
                                                ----------

                                  STATEMENT OF INVESTMENTS
                                         DECEMBER 31, 1998

PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------

OFFICE EQUIPMENT-3.9%
$3,600,000 Pitney Bowes, Inc. 5.65%
           01/06/99                             $3,597,175
                                                ----------
OIL & GAS-6.0%
1,500,000 Consolidated Natural Gas Company
          5.10%
          02/01/99                              1,493,413
4,000,000 Exxon Corporation 5.75% 01/05/99      3,997,444
                                                ---------
                                                5,490,857
                                                ---------
PHOTOGRAPHY & IMAGING-4.9%
4,500,000 Eastman Kodak Company
          5.43%
          01/14/99                              4,491,176
                                                ---------
PUBLISHING & BROADCASTING-7.9%
7,300,000 The McGraw-Hill Companies
          5.32%
          02/04/99                              7,263,322
                                                ---------
SEMICONDUCTORS-2.8%
2,550,000 Motorola, Inc. 5.08% 01/28/99         2,540,284
                                                ---------
UTILITIES-4.4%
4,000,000 Southern California Edison Company
          5.40%
          01/12/99                              3,993,400
                                                ---------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-
$76,834,601)                                   76,834,601
                                               ----------

PRINCIPAL AMOUNT                            AMORTIZED COST
----------------------------------------------------------

U.S. AGENCIES-15.6%
$7,100,000 Federal Home Loan Mortgage
           Corporation Discount Note 5.085%
           02/25/99                             $ 7,044,842
7,300,000 Federal National Mortgage Association
          Discount Note
          4.99%
          03/03/99                                7,238,277
                                                -----------
TOTAL U.S. AGENCIES
(AMORTIZED COST-$14,283,119)                     14,283,119
                                                -----------
TOTAL INVESTMENTS-99.7%
(AMORTIZED COST-
$91,117,720)                                     91,117,720
OTHER ASSETS &
LIABILITIES-0.3%                                    296,823
                                                -----------
NET ASSETS-100.0%                               $91,414,543
                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998                       DISCOVERY      PASSPORT      FRONTIER
(In Thousands)                            FUND           FUND          FUND
                                        ---------      --------      --------

ASSETS
Investment securities, at market
  (cost $191,141, $93,678, $115,655,
  $197,630, $15,780, $211,650,
  $1,914,512, $467,467, $1,162,432,
  $14,136, and $91,118,
  respectively)......................   $251,862       $124,280      $165,282
Cash.................................        681            380           453
Foreign currency (cost $127, $8, and
  $2,799 respectively)...............          0            128             0
Receivables:
  Investment securities sold.........         75              0         3,142
  Capital shares sold................      3,277            146           723
  Dividends and interest.............          0             59            12
Other assets.........................          0             13             0
                                        ---------      --------      --------
    Total Assets.....................    255,895        125,006       169,612
                                        ---------      --------      --------

LIABILITIES
Payables:
  Investment securities purchased....     13,431            128         1,281
  Capital shares redeemed............      1,066            138           694
  Advisory fees......................        183            102           132
  Shareholder servicing fees.........         23              8            24
  Accounting fees....................          4              2             3
  Distribution fees..................         47             31            38
  Other..............................         17             20            17
  Dividends..........................          0              5             0
                                        ---------      --------      --------
    Total Liabilities................     14,771            434         2,189
                                        ---------      --------      --------

Net Assets...........................   $241,124       $124,572      $167,423
                                        =========      ========      ========

Capital shares:
  Authorized (Par value $0.01 per
    share)...........................    100,000        100,000       100,000
                                        =========      ========      ========
  Outstanding........................      9,894          8,342         6,565
                                        =========      ========      ========

Net Asset Value, Offering and
  Redemption Price Per Share.........     $24.37         $14.93        $25.50
                                        =========      ========      ========

SEE NOTES TO FINANCIAL STATEMENTS.

                      INTERNATIONAL     WORLDWIDE                                               GOVERNMENT      MONEY
         SPECIAL         EQUITY          GROWTH        GROWTH       BLUE CHIP     BALANCED      SECURITIES      MARKET
           FUND           FUND            FUND          FUND          FUND          FUND           FUND          FUND
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------
         $250,268        $19,032        $275,116     $2,317,148     $537,838     $1,265,997      $ 14,873       $91,118
              651             50             771          2,805        1,436          3,244             4            61
                0              0              10              0            0          2,764             0             0
            1,995            202               0        180,133        8,621          9,055             0             0
            1,340             33             291          7,759          421          3,468           182         1,016
              120             18             229          1,305        1,372          8,274           252             0
               10              3              49              2           11             10             0             0
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------
          254,384         19,338         276,466      2,509,152      549,699      1,292,812        15,311        92,195
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------

              519            300             485        127,918        5,438         34,232             0             0
              739             74           3,482         18,532          547         12,780            18           368
              157             16             225          1,292          283            589             8            41
               31              3              20             67           42             16             3            14
                5              0               5             46           11             25             0             2
               55              5              77            821          122            525             1             0
               23              2              35            236           24            238             2            11
                0              0              84             60          925            186            59           344
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------
            1,529            400           4,413        148,972        7,392         48,591            91           780
         --------     -------------     ---------     ---------     ---------     ---------     ----------     --------

         $252,855        $18,938        $272,053     $2,360,180      $542,307    $1,244,221       $15,220       $91,415
         ========     =============     =========     =========     =========     =========     ==========     ========

          180,000        100,000         100,000        400,000      400,000        500,000        20,000     1,000,000
         ========     =============     =========     =========     =========     =========     ==========     ========
           33,997          1,351          12,334        115,705       74,089        102,087         1,563        91,415
         ========     =============     =========     =========     =========     =========     ==========     ========

            $7.44         $14.03          $22.06         $20.41        $7.32         $12.19         $9.74         $1.00
         ========     =============     =========     =========     =========     =========     ==========     ========

---------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1998
(In Thousands)
                                        DISCOVERY     PASSPORT     FRONTIER
                                          FUND          FUND         FUND
                                        ---------     --------     --------
INVESTMENT INCOME:
Income:
  Dividends..........................   $     41      $ 1,034      $    350
  Interest...........................      1,356        1,210         1,148
  Foreign taxes withheld.............        (2)        (123)          (30)
                                        ---------     --------     --------
    Total Investment Income..........      1,395        2,121         1,468
                                        ---------     --------     --------
Expenses:
  Advisory fees......................      2,169        1,317         1,847
  Shareholder servicing fees.........        294           97           323
  Accounting fees....................         52           37            44
  Distribution fees..................        543          329           462
  Transfer agency expenses...........         91           33            99
  Registration fees..................         27           29            27
  Postage and mailing expenses.......         27           10            29
  Custodian fees and expenses........         26           94            25
  Printing expenses..................        106           41           111
  Legal and audit fees...............         15           10            14
  Directors' fees and expenses.......         14            9            12
  Line of credit expenses............         11            7             9
  Organization expenses..............          0            2             0
  Other expenses.....................         41           17            39
                                        ---------     --------     --------
    Total Expenses...................      3,416        2,032         3,041
    Earnings Credits.................       (43)         (29)          (39)
    Reimbursed/Waived Expenses.......          0            0             0
    Expense Offset to Broker
      Commissions....................        (3)            0           (1)
                                        ---------     --------     --------
    Net Expenses.....................      3,370        2,003         3,001
                                        ---------     --------     --------
  Net Investment Income (Loss).......    (1,975)          118       (1,533)
                                        ---------     --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................    265,336       57,782       243,409
  Proceeds from long-term U.S.
    Government Obligations...........          0            0             0
  Cost of securities sold............    241,450       53,361       235,370
                                        ---------     --------     --------
Net Realized Gain (Loss) from
  Security Transactions..............     23,886        4,421         8,039
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............          0            0             0
Net Change in Unrealized
  Appreciation/Depreciation..........     10,818        8,927         2,286
                                        ---------     --------     --------
    Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
    Currency Transactions............     34,704       13,348        10,325
                                        ---------     --------     --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..........   $ 32,729      $13,466      $  8,792
                                        =========     ========     ========
Purchases of long-term securities....   $232,192      $37,591      $183,421
                                        =========     ========     ========
Purchases of long-term U.S.
  Government Obligations.............   $      0      $     0      $      0
                                        =========     ========     ========

SEE NOTES TO FINANCIAL STATEMENTS.

             INTERNATIONAL     WORLDWIDE                                               GOVERNMENT     MONEY
SPECIAL         EQUITY          GROWTH        GROWTH       BLUE CHIP     BALANCED      SECURITIES     MARKET
  FUND           FUND            FUND          FUND          FUND          FUND           FUND         FUND
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
$    995        $   254        $  3,725      $  16,233     $   9,000     $  11,921      $      0      $   0
   1,779            118           2,130          7,661         4,817        28,225           808      6,282
     (57)           (27)           (368)          (103)         (168)         (262)            0          0
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
   2,717            345           5,487         23,791        13,649        39,884           808      6,282
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
   2,241            190           2,935         14,122         3,423         6,446            92        569
     372             40             254            799           521           200            31        183
      95              4              73            503           133           273             3         27
     726             48             761          5,249         1,386         2,848            35          0
     120             12             105            750           160           985             9         49
      32             15              27            472            28           157            17         41
      37              4              25            111            49            34             3         13
      52             32             161            165            73           131             4         11
     138             13              94            326           181            90            11         57
      22              2              22            150            36            78             2         10
      19              1              20            137            36            74             1          7
      14              0               0              0             0             0             0          0
       0              0               0              0             0             0             0          0
      52              5              47            208            84           102             4         23
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
   3,920            366           4,524         22,992         6,110        11,418           212        990
     (60)            (6)            (48)          (275)          (91)         (147)           (5)       (18)
       0            (18)              0              0             0             0           (30)         0
      (2)             0              (6)            (5)           (5)           (6)            0          0
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
   3,858            342           4,470         22,712         6,014        11,265           177        972
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
  (1,141)             3           1,017          1,079         7,635        28,619           631      5,310
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
 411,038         25,222         265,423      2,757,863     1,190,148     1,590,403             0          0
       0              0               0              0       254,516       669,724        12,214          0
 409,878         24,856         252,945      2,507,081     1,381,037     2,194,699        11,964          0
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
   1,160            366          12,478        250,782        63,627        65,428           250          0
       0              0               0              0           (58)         (131)            0          0
  (1,755)         2,094          13,892        202,198        18,228        53,472           407          0
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
    (595)         2,460          26,370        452,980        81,797       118,769           657          0
--------     -------------     ---------     ---------     ---------     ---------     ----------     ------
($ 1,736)       $ 2,463        $ 27,387      $ 454,059     $  89,432     $ 147,388      $  1,288     $5,310
========     =============     =========     =========     =========     =========     ==========     ======
$389,552        $27,018        $228,752     $3,063,175    $1,209,536    $1,675,564      $      0     $    0
========     =============     =========     =========     =========     =========     ==========     ======
$      0        $     0        $      0      $       0     $ 156,572     $ 773,317      $ 13,527     $    0
========     =============     =========     =========     =========     =========     ==========     ======

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                               DISCOVERY                  PASSPORT
                                                 FUND                       FUND
                                        -----------------------    -----------------------
                                           YEAR         YEAR          YEAR         YEAR
                                          ENDED         ENDED        ENDED         ENDED
(In Thousands)                           12/31/98     12/31/97      12/31/98     12/31/97
                                        ----------    ---------    ----------    ---------
OPERATIONS
Net Investment Income (Loss).........   $  (1,975)    $  (1,337)   $     118     $     366
Net Realized Gain (Loss) from
  Security Transactions..............      23,886        26,135        4,421         2,855
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............           0             0            0         (144)
Net Change in Unrealized
  Appreciation/Depreciation..........      10,818           243        8,927         1,747
                                        ----------    ---------    ----------    ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................      32,729        25,041       13,466         4,824
                                        ----------    ---------    ----------    ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income...........           0             0          (84)        (241)
From Net Realized Gains (Losses) from
  Security Transactions and Foreign
  Currency Transactions..............    (19,443)      (32,226)      (3,150)       (4,261)
In Excess of Net Investment Income...           0             0            0             0
                                        ----------    ---------    ----------    ---------
  Net Decrease from Dividends and
    Distributions....................    (19,443)      (32,226)      (3,234)       (4,502)
                                        ----------    ---------    ----------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............     167,199       222,480      134,188       127,954
Reinvested Distributions.............      16,296        28,758        2,993         4,246
                                        ----------    ---------    ----------    ---------
                                          183,495       251,238      137,181       132,200
Cost of Shares Redeemed..............   (201,938)     (245,266)    (145,487)     (187,797)
                                        ----------    ---------    ----------    ---------
  Net Increase (Decrease) from
    Capital Share Transactions.......    (18,443)         5,972      (8,306)      (55,597)
                                        ----------    ---------    ----------    ---------
  Net Increase (Decrease) in Net
    Assets...........................     (5,157)       (1,213)        1,926      (55,275)
NET ASSETS
  Beginning of year..................     246,281       247,494      122,646       177,921
                                        ----------    ---------    ----------    ---------
  End of year........................   $ 241,124     $ 246,281    $ 124,572     $ 122,646
                                        ==========    =========    ==========    =========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 174,223     $ 194,640    $  93,013     $ 101,319
Accumulated undistributed
  (distribution in excess of ) net
  investment income..................           0             0           21          (13)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................       6,180         1,738          936         (335)
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      60,721        49,903       30,602        21,675
                                        ----------    ---------    ----------    ---------
  Total..............................   $ 241,124     $ 246,281    $ 124,572     $ 122,646
                                        ==========    =========    ==========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

                 FRONTIER                     SPECIAL                   INTERNATIONAL                 WORLDWIDE
                   FUND                         FUND                     EQUITY FUND                 GROWTH FUND
         ------------------------     ------------------------     -----------------------     ------------------------
            YEAR          YEAR           YEAR          YEAR           YEAR          YEAR          YEAR          YEAR
           ENDED          ENDED         ENDED          ENDED         ENDED         ENDED         ENDED          ENDED
          12/31/98      12/31/97       12/31/98      12/31/97       12/31/98      12/31/97      12/31/98      12/31/97
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------

          $ (1,533)     $  (2,352)     $ (1,141)     $    (163)     $      3      $   (30)     $   1,017      $     598

             8,039         46,906         1,160         44,201           366        1,768         12,478         41,279

                 0             (6)            0           (131)            0           (8)             0           (327)

             2,286        (34,125)       (1,755)         4,371         2,094          169         13,892         (7,643)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------


             8,792         10,423        (1,736)        48,278         2,463        1,899         27,387         33,907
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------


                 0              0             0              0             0            0         (1,077)          (503)
           (21,834)       (40,788)       (4,577)       (42,213)          (92)      (1,945)       (11,626)       (37,829)


                 0              0             0              0             0            0             (8)             0
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------

           (21,834)       (40,788)       (4,577)       (42,213)          (92)      (1,945)       (12,711)       (38,332)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------

            48,255         79,622        90,913         49,936        15,361       12,336        152,229        120,759
            20,679         39,544         4,278         40,236            87        1,835         11,598         34,492
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
            68,934        119,166        95,191         90,172        15,448       14,171        163,827        155,251
          (110,573)      (217,558)     (156,209)      (139,886)      (14,621)      (8,504)      (215,327)      (184,028)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------

           (41,639)       (98,392)      (61,018)       (49,714)          827        5,667        (51,500)       (28,777)
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------

           (54,681)      (128,757)      (67,331)       (43,649)        3,198        5,621        (36,824)       (33,202)

           222,104        350,861       320,186        363,835        15,740       10,119        308,877        342,079
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
          $167,423      $ 222,104      $252,855      $ 320,186      $ 18,938      $15,740      $ 272,053      $ 308,877
         ==========     =========     ==========     =========     ==========     ========     ==========     =========


          $114,100      $ 157,275      $199,284      $ 261,451      $ 15,489      $14,662      $ 206,387      $ 257,880


                 0              0             0             (7)            3           (1)             0             60


             3,696         17,488           933          4,349           194          (79)         2,200          1,363


            49,627         47,341        52,638         54,393         3,252        1,158         63,466         49,574
         ----------     ---------     ----------     ---------     ----------     --------     ----------     ---------
          $167,423      $ 222,104      $252,855      $ 320,186      $ 18,938      $15,740      $ 272,053      $ 308,877
         ==========     =========     ==========     =========     ==========     ========     ==========     =========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 GROWTH                    BLUE CHIP
                                                  FUND                       FUND
                                        ------------------------    -----------------------
                                           YEAR          YEAR          YEAR          YEAR
                                           ENDED         ENDED         ENDED        ENDED
(In Thousands)                           12/31/98      12/31/97      12/31/98      12/31/97
                                        -----------    ---------    -----------    --------
OPERATIONS
Net Investment Income (Loss).........    $   1,079     $   7,133     $   7,635     $10,068
Net Realized Gain (Loss) from
  Security Transactions..............      250,782       245,306        63,627      86,064
Net Realized Gain (Loss) from Foreign
  Currency
  Transactions.......................            0          (110)          (58)       (389)
Net Change in Unrealized
  Appreciation/Depreciation..........      202,198        60,215        18,228       1,134
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................      454,059       312,544        89,432      96,877
                                        -----------    ---------    -----------    --------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income...........       (1,079)       (7,078)       (7,779)    (10,159)
From Net Realized Gains (Losses) from
  Security Transactions and Foreign
  Currency Transactions..............     (124,570)     (234,890)      (48,265    (101,087)
In Excess of Net Investment Income...          (86)            0           (51)          0
                                        -----------    ---------    -----------    --------
  Net Decrease from Dividends and
    Distributions....................     (125,735)     (241,968)      (56,095)   (111,246)
                                        -----------    ---------    -----------    --------
CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold............      839,972       847,812        78,226      71,377
Reinvested Distributions.............      119,172       227,189        49,402      99,124
                                        -----------    ---------    -----------    --------
                                           959,144     1,075,001       127,628     170,501
Cost of Shares Redeemed..............     (684,737)     (506,451)     (161,826)   (148,830)
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) from
    Capital Share Transactions.......      274,407       568,550       (34,198)     21,671
                                        -----------    ---------    -----------    --------
  Net Increase (Decrease) in Net
    Assets...........................      602,731       639,126          (861)      7,302
NET ASSETS
  Beginning of year..................    1,757,449     1,118,323       543,168     535,866
                                        -----------    ---------    -----------    --------
  End of year........................   $2,360,180    $1,757,449     $ 542,307    $543,168
                                        ===========    =========    ===========    ========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $1,818,815    $1,544,408     $ 453,452    $487,653
Accumulated undistributed
  (distribution in excess of ) net
  investment income..................           (2)            0             0         145
Accumulated undistributed net
  realized gain (loss) from
  security transactions..............      138,730        12,603        18,484       3,226
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      402,637       200,438        70,371      52,144
                                        -----------    ---------    -----------    --------
  Total..............................   $2,360,180    $1,757,449     $ 542,307    $543,168
                                        ===========    =========    ===========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

                 BALANCED                    GOVERNMENT                   MONEY MARKET
                   FUND                   SECURITIES FUND                     FUND
         ------------------------     ------------------------     --------------------------
            YEAR           YEAR          YEAR           YEAR          YEAR            YEAR
            ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
          12/31/98       12/31/97      12/31/98       12/31/97      12/31/98        12/31/97
         -----------     --------     -----------     --------     -----------     ----------

          $  28,619      $20,971        $   631       $   692       $   5,310       $  5,827

             65,428       57,332            250            43               0              0


               (131)        (263)             0             0               0              0

             53,472       32,318            407           270               0              0
         -----------     --------     -----------     --------     -----------     ----------


            147,388      110,358          1,288         1,005           5,310          5,827
         -----------     --------     -----------     --------     -----------     ----------

            (28,641)     (21,476)          (630)         (692)         (5,310)        (5,856)


            (42,393)     (59,093)             0             0               0              0
               (149)           0              0             0               0              0
         -----------     --------     -----------     --------     -----------     ----------


            (71,183)     (80,569)          (630)         (692)         (5,310)        (5,856)
         -----------     --------     -----------     --------     -----------     ----------

            527,902      697,431         20,731         7,807         235,921        258,171
             69,523       78,264            560           636           4,960          5,405
         -----------     --------     -----------     --------     -----------     ----------
            597,425      775,695         21,291         8,443         240,881        263,576
           (372,099)    (257,690)       (19,988)      (10,687)       (255,539)      (267,340)
         -----------     --------     -----------     --------     -----------     ----------

            225,326      518,005          1,303        (2,244)        (14,658)        (3,764)
         -----------     --------     -----------     --------     -----------     ----------

            301,531      547,794          1,961        (1,931)        (14,658)        (3,793)

            942,690      394,896         13,259        15,190         106,073        109,866
         -----------     --------     -----------     --------     -----------     ----------
         $1,244,221     $942,690        $15,220       $13,259       $  91,415       $106,073
         ===========     ========     ===========     ========     ===========     ==========


         $1,112,851     $887,526        $17,504       $16,201       $  91,413       $106,071


                  0           23              6             5               3              2


             27,805        5,048         (3,028)       (3,278)             (1)             0


            103,565       50,093            738           331               0              0
         -----------     --------     -----------     --------     -----------     ----------
         $1,244,221     $942,690        $15,220       $13,259       $  91,415       $106,073
         ===========     ========     ===========     ========     ===========     ==========

----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS    INCOME*      GAINS
                               ---------   --------------------------------------   ---------------------
DISCOVERY FUND
Year ended 12/31/98...........  $ 23.45       (0.07)         3.15          3.08         0.00       (2.16)
Year ended 12/31/97...........    24.22        0.07          2.69          2.76         0.00       (3.53)
Year ended 12/31/96...........    21.70       (0.20)         4.72          4.52         0.00       (2.00)
Year ended 12/31/95...........    19.88       (0.12)         6.29          6.17         0.00       (4.35)
Year ended 12/31/94...........    21.55       (0.12)        (1.55)        (1.67)        0.00        0.00
PASSPORT FUND
Year ended 12/31/98...........  $ 13.64        0.00          1.68          1.68        (0.01)      (0.38)
Year ended 12/31/97...........    13.91        0.02          0.22          0.24        (0.03)      (0.48)
Year ended 12/31/96...........    11.68        0.04          2.30          2.34        (0.02)      (0.09)
Year ended 12/31/95...........     9.42        0.04          2.26          2.30        (0.04)       0.00
Year ended 12/31/94...........    10.53        0.02         (1.11)        (1.09)       (0.02)       0.00
FRONTIER FUND
Year ended 12/31/98...........  $ 27.99        0.06          1.01          1.07         0.00       (3.56)
Year ended 12/31/97...........    32.34       (0.15)         1.90          1.75         0.00       (6.10)
Year ended 12/31/96...........    31.08       (0.15)         4.46          4.31         0.00       (3.05)
Year ended 12/31/95...........    26.50       (0.02)         9.76          9.74         0.00       (5.16)
Year ended 12/31/94...........    27.94       (0.07)        (0.72)        (0.79)        0.00       (0.65)
SPECIAL FUND
Year ended 12/31/98...........  $  7.72       (0.03)        (0.11)        (0.14)        0.00       (0.14)
Year ended 12/31/97...........     7.66        0.01          1.21          1.22         0.00       (1.16)
Year ended 12/31/96...........     7.05       (0.02)         1.09          1.07         0.00       (0.46)
Year ended 12/31/95...........     7.01        0.00          1.79          1.79         0.00       (1.75)
Year ended 12/31/94...........     7.67       (0.02)        (0.36)        (0.38)        0.00       (0.28)
INTERNATIONAL EQUITY FUND
Year ended 12/31/98...........  $ 12.05        0.03          2.02          2.05         0.00       (0.07)
Year ended 12/31/97...........    11.86       (0.01)         1.89          1.88         0.00       (1.69)
Year ended 12/31/96...........    10.00       (0.01)         1.87          1.86         0.00        0.00
12/29/95 (inception) to
  12/31/95....................    10.00        0.00          0.00          0.00         0.00        0.00
WORLDWIDE GROWTH FUND
Year ended 12/31/98...........  $ 21.11        0.08          1.90          1.98        (0.09)      (0.94)
Year ended 12/31/97...........    21.79        0.02          2.22          2.24        (0.04)      (2.88)
Year ended 12/31/96...........    19.87        0.10          2.64          2.74        (0.07)      (0.75)
Year ended 12/31/95...........    17.09        0.09          3.43          3.52        (0.09)      (0.65)
Year ended 12/31/94...........    17.94       (0.02)        (0.37)        (0.39)        0.00       (0.46)

* Distributions In Excess of Net Investment Income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 TOTAL RETURN/RATIOS
                                --------------------------------------------------------------------------------------
                                           NET ASSETS,         NET            GROSS        NET INVESTMENT
                     NAV                     END OF         EXPENSES        EXPENSES       INCOME/(LOSS)      PORTFOLIO
    TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE        TO AVERAGE       TURNOVER
DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#       NET ASSETS        RATE**
-------------     ---------     --------------------------------------------------------------------------------------

    (2.16)         $ 24.37      14.19 %     $ 241,124          1.55%           1.57%            (0.91%)          121%
    (3.53)           23.45      12.00 %       246,281          1.52%           1.54%            (0.55%)           90%
    (2.00)           24.22      21.20 %       247,494          1.58%           1.59%            (0.85%)          106%
    (4.35)           21.70      31.30 %       216,623          1.58%           1.63%            (0.60%)          118%
     0.00            19.88       (7.8 %)      185,310          1.67%            n/a             (0.62%)           72%

    (0.39)         $ 14.93      12.50 %     $ 124,572          1.52%           1.54%             0.09%            34%
    (0.51)           13.64       1.70 %       122,646          1.53%           1.55%             0.20%            51%
    (0.11)           13.91      20.05 %       177,921          1.57%           1.59%             0.40%            58%
    (0.04)           11.68      24.39 %        49,922          1.76%           1.84%             0.60%            37%
    (0.02)            9.42      (10.4 %)       16,443          1.88%            n/a              0.12%            78%

    (3.56)         $ 25.50       5.43 %     $ 167,423          1.62%           1.65%            (0.83%)          112%
    (6.10)           27.99       6.20 %       222,104          1.54%           1.57%            (0.91%)           54%
    (3.05)           32.34      14.34 %       350,861          1.52%           1.53%            (0.47%)           85%
    (5.16)           31.08      37.00 %       331,720          1.53%           1.57%            (0.07%)           92%
    (0.65)           26.50       (2.8 %)      247,113          1.62%            n/a             (0.25%)           72%

    (0.14)         $  7.44      (1.73 %)    $ 252,855          1.33%           1.35%            (0.39%)          152%
    (1.16)            7.72      16.40 %       320,186          1.30%           1.32%            (0.05%)          110%
    (0.46)            7.66      15.33 %       363,835          1.34%           1.36%            (0.28%)          186%
    (1.75)            7.05      25.70 %       388,754          1.29%           1.35%             0.00%           263%
    (0.28)            7.01       (4.9 %)      299,190          1.36%            n/a             (0.27%)          272%

    (0.07)         $ 14.03      17.01 %     $  18,938          1.80%+          1.83%+            0.02%+          148%
    (1.69)           12.05      16.10 %        15,740          1.85%+          1.89%+           (0.21%)+         164%
     0.00            11.86      18.60 %        10,119          1.94%+          2.00%+           (0.15%)+          71%

     0.00            10.00       0.00 %           767           n/a             n/a               n/a            n/a

    (1.03)         $ 22.06       9.63 %     $ 272,053          1.47%           1.49%             0.33%            86%
    (2.92)           21.11      10.60 %       308,877          1.45%           1.47%             0.18%            82%
    (0.82)           21.79      13.95 %       342,079          1.53%           1.55%             0.50%            72%
    (0.74)           19.87      20.63 %       228,595          1.56%           1.65%             0.61%            54%
    (0.46)           17.09       (2.2 %)      104,044          1.66%            n/a             (0.14%)           87%

 ** Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

 + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.89% (1998), 2.01%
   (1997) and 2.46% (1996) for International Equity Fund. The gross expense ratios would have been 1.92% (1998), 2.05% (1997) and 2.52% (1996) for
   International Equity Fund. The net investment income ratios would have been (0.07%) (1998), (0.37%) (1997) and (0.67%) (1996).

n/a Disclosure not applicable or not required in prior periods.

----------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------    LESS DIVIDENDS AND
                                                        NET REALIZED                    DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS    INCOME*      GAINS
                               ---------   --------------------------------------   ---------------------
GROWTH FUND
Year ended 12/31/98...........  $ 17.28        0.01          4.26          4.27        (0.01)      (1.13)
Year ended 12/31/97...........    15.87        0.07          4.09          4.16        (0.07)      (2.68)
Year ended 12/31/96...........    14.77        0.02          2.40          2.42        (0.02)      (1.30)
Year ended 12/31/95...........    11.63        0.02          5.27          5.29        (0.02)      (2.13)
Year ended 12/31/94...........    12.38       (0.02)        (0.39)        (0.41)        0.00       (0.34)
BLUE CHIP FUND
Year ended 12/31/98...........    $6.92        0.71          0.51          1.22        (0.11)      (0.71)
Year ended 12/31/97...........     7.23        0.13          1.25          1.38        (0.13)      (1.56)
Year ended 12/31/96...........     6.69        0.09          1.52          1.61        (0.09)      (0.98)
Year ended 12/31/95...........     6.16        0.09          1.70          1.79        (0.09)      (1.17)
Year ended 12/31/94...........     6.49        0.06         (0.02)         0.04        (0.06)      (0.31)
BALANCED FUND
Year ended 12/31/98...........  $ 11.35        0.30          1.27          1.57        (0.30)      (0.43)
Year ended 12/31/97...........    10.61        0.29          1.48          1.77        (0.30)      (0.73)
Year ended 12/31/96...........     9.58        0.28          1.50          1.78        (0.27)      (0.48)
Year ended 12/31/95...........     8.56        0.28          2.21          2.49        (0.28)      (1.19)
Year ended 12/31/94...........     8.93        0.20         (0.37)        (0.17)       (0.20)       0.00
GOVERNMENT SECURITIES FUND
Year ended 12/31/98...........    $9.28        0.43          0.46          0.89        (0.43)       0.00
Year ended 12/31/97...........     9.04        0.45          0.24          0.69        (0.45)       0.00
Year ended 12/31/96...........     9.29        0.46         (0.25)         0.21        (0.46)       0.00
Year ended 12/31/95...........     8.78        0.45          0.51          0.96        (0.45)       0.00
Year ended 12/31/94...........    10.02        0.52         (1.26)        (0.74)       (0.50)       0.00
MONEY MARKET FUND
Year ended 12/31/98...........    $1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/97...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/96...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/95...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/94...........     1.00        0.03          0.00          0.03        (0.03)       0.00

* Distributions In Excess of Net Investment Income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 TOTAL RETURN/RATIOS
                                --------------------------------------------------------------------------------------
                                           NET ASSETS,         NET            GROSS        NET INVESTMENT
                     NAV                     END OF         EXPENSES        EXPENSES       INCOME/(LOSS)      PORTFOLIO
    TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE        TO AVERAGE       TURNOVER
DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#       NET ASSETS        RATE**
-------------     ---------     --------------------------------------------------------------------------------------

    (1.14)         $ 20.41      25.04%     $2,360,180         1.08%           1.10%             0.05%           143%
    (2.75)           17.28      26.60%      1,757,449         1.10%           1.12%             0.48%           189%
    (1.32)           15.87      16.57%      1,118,323         1.19%           1.20%             0.15%           134%
    (2.15)           14.77      45.59%        655,927         1.24%           1.28%             0.12%           130%
    (0.34)           11.63       (3.4%)       307,988         1.33%             n/a            (0.17%)          172%

    (0.82)           $7.32      17.78%       $542,307         1.08%           1.10%             1.38%           259%
    (1.69)            6.92      19.40%        543,168         1.09%           1.11%             1.84%           256%
    (1.07)            7.23      24.37%        535,866         1.15%           1.16%             1.40%           195%
    (1.26)            6.69      29.06%        375,200         1.17%           1.22%             1.19%           235%
    (0.37)            6.16       0.50%        311,051         1.21%             n/a             0.88%           239%

    (0.73)          $12.19      13.96%     $1,244,221         0.99%           1.00%             2.51%           211%
    (1.03)           11.35      16.90%        942,690         0.99%           1.01%             2.77%           203%
    (0.75)           10.61      18.76%        394,896         1.10%           1.12%             3.09%           146%
    (1.47)            9.58      29.40%        130,346         1.19%           1.23%             2.92%           286%
    (0.20)            8.56       (1.9%)        95,226         1.26%             n/a             2.37%           258%

    (0.43)           $9.74       9.76%        $15,220         1.25%+          1.28%+            4.46%+           90%
    (0.45)            9.28       7.90%         13,259         1.26%+          1.31%+            4.99%+          147%
    (0.46)            9.04       2.34%         15,190         1.26%+          1.29%+            5.06%+          166%
    (0.45)            9.29      11.10%         20,263         1.30%           1.30%             4.92%           141%
    (0.50)            8.78       (7.5%)        21,323         1.34%             n/a             5.52%           379%

    (0.05)           $1.00       4.67%        $91,415         0.85%           0.87%             4.67%            n/a
    (0.05)            1.00       4.70%        106,073         0.82%           0.84%             4.77%            n/a
    (0.05)            1.00       4.51%        109,866         0.86%           0.88%             4.58%            n/a
    (0.05)            1.00       5.10%        125,646         0.89%           0.89%             5.11%            n/a
    (0.03)            1.00       3.40%        201,342         0.91%             n/a             3.49%            n/a

** Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period which is a rolling 12-month period.

+ Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.46% (1998), 1.44% (1997) and 1.46% (1996) for Government Securities Fund. The gross expense ratios would have been 1.49% (1998), 1.49% (1997) and 1.49% (1996) for Government
   Securities Fund. The net investment income ratios would have been 4.25%
   (1998), 4.81% (1997) and 4.86% (1996).

n/a Disclosure not applicable or not required in prior periods.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Founders Funds, Inc. (the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds (individually a "Fund"). The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Funds' board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Funds' board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political, market, and currency risks. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at December 31, 1998 for settling foreign trades is listed on the Statements of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of each Fund. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the investment advisory agreements between the Funds and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Funds' net assets. For Discovery, Passport, Frontier, International Equity and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Special and Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million. For Blue Chip and Balanced Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 of net assets and 0.50% of net assets in excess of $750 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million.

  Founders limits International Equity Fund's expenses to 1.80% of average net assets. For the year ended December 31, 1998, $17,849 was reimbursed to the Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated shareholder accounting, transfer and dividend disbursing agent for each Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by IFTC as custodian.

  The Funds have agreed to compensate Founders for providing certain shareholder servicing functions in addition to those currently provided by IFTC. The Funds paid Founders a monthly fee equal on an annual basis to $26.00 per shareholder account of the Funds considered to be an open account at any time during a given month.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million. The fee so computed is allocated to each Fund on a pro rata basis based on relative average daily net assets.

  Discovery, Passport, Frontier, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, and Government Securities Funds each have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each plan provides that the

Fund may pay distribution expenses of up to 0.25% each year on its average daily net assets. During the year, Founders elected not to collect the full 0.25% from the Government Securities Fund and waived $30,166, which resulted in the Fund paying 0.04% under the plan.

  Certain shareholders of the Funds are also officers and/or directors of Founders.

  Founders serves as investment adviser to each of the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 1998 have been reclassified among the components of net assets as follows:

                                          UNDISTRIBUTED      UNDISTRIBUTED
                                          NET INVESTMENT      NET REALIZED       PAID-IN
                                              INCOME        GAINS AND LOSSES     CAPITAL
                                          --------------    ----------------    ----------
Discovery Fund..........................    $1,975,590         $   (1,266)     $(1,974,324)
Passport Fund...........................             0                  0                0
Frontier Fund...........................     1,533,293              2,956       (1,536,249)
Special Fund............................     1,147,932              1,149       (1,149,081)
International Equity Fund...............             0                 (4)               4
Worldwide Growth Fund...................         7,753            (15,081)           7,328
Growth Fund.............................        83,709            (83,264)            (445)
Blue Chip Fund..........................        50,765            (47,824)          (2,941)
Balanced Fund...........................       148,830           (147,963)            (867)
Government Securities Fund..............             0                  0                0
Money Market Fund.......................           999               (999)               0

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1998, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. Net capital loss carryovers utilized in 1998 by the Government Securities Fund amounted to $249,768. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1998 are as follows (in thousands):

                                                        POST-      POST-
                                             NET       OCTOBER    OCTOBER
                                           CAPITAL     CAPITAL    CURRENCY     FEDERAL
                                             LOSS        LOSS       LOSS         TAX         UNREALIZED      UNREALIZED
                                          CARRYOVERS   DEFERRAL   DEFERRAL       COST       APPRECIATION   (DEPRECIATION)
                                          ----------   --------   --------   ------------   ------------   --------------
Discovery Fund..........................  $        0    $    0    $      0   $191,303,770    $66,438,769    $(5,880,480)
Passport Fund...........................           0         0           0     93,678,203     36,549,337     (5,947,424)
Frontier Fund...........................           0         0           0    115,708,284     51,008,634     (1,434,531)
Special Fund............................           0         0           0    197,928,274     59,978,110     (7,637,913)
International Equity
  Fund..................................           0         0        (871)    15,884,705      3,688,755       (541,412)
Worldwide Growth
  Fund..................................           0         0           0    211,786,516     68,737,470     (5,407,613)
Growth Fund.............................           0         0    (196,022) 1,914,511,545    443,760,679    (41,123,746)
Blue Chip
  Fund..................................           0         0           0    468,078,389     79,872,934    (10,113,293)
Balanced
  Fund..................................           0         0           0  1,163,541,354    117,512,754    (15,056,887)
Government Securities Fund..............   3,028,597         0           0     14,135,644        739,343         (1,589)
Money Market Fund.......................         999    (2,868)          0     91,117,720              0              0


                                               NET
                                          APPRECIATION/
                                          (DEPRECIATION)
                                          --------------
Discovery Fund..........................   $60,558,289
Passport Fund...........................    30,601,913
Frontier Fund...........................    49,574,103
Special Fund............................    52,340,197
International Equity
  Fund..................................     3,147,343
Worldwide Growth
  Fund..................................    63,329,857
Growth Fund.............................   402,636,933
Blue Chip
  Fund..................................    69,759,641
Balanced
  Fund..................................   102,455,867
Government Securities Fund..............       737,754
Money Market Fund.......................             0

4. FUND SHARE TRANSACTIONS

Transactions in shares of the Funds for the periods indicated were as follows (in thousands):

                                                          REINVESTED                        NET INCREASE
                                            SOLD         DISTRIBUTIONS       REDEEMED        (DECREASE)
                                          --------------------------------------------------------------
Discovery Fund:
    Year ended 12/31/98.................      7,262             744           (8,614)             (608)
    Year ended 12/31/97.................      8,704           1,273           (9,695)              282
Passport Fund:
    Year ended 12/31/98.................      8,672             211           (9,533)             (650)
    Year ended 12/31/97.................      8,876             310          (12,977)           (3,791)
Frontier Fund:
    Year ended 12/31/98.................      1,786             913           (4,068)           (1,369)
    Year ended 12/31/97.................      2,445           1,474           (6,837)           (2,918)
Special Fund:
    Year ended 12/31/98.................     12,202             624          (20,324)           (7,498)
    Year ended 12/31/97.................      5,949           5,394          (17,345)           (6,002)
International Equity Fund:
    Year ended 12/31/98.................      1,136               6           (1,098)               44
    Year ended 12/31/97.................        939             155             (641)              453
Worldwide Growth Fund:
    Year ended 12/31/98.................      6,762             550           (9,611)           (2,299)
    Year ended 12/31/97.................      5,206           1,665           (7,939)           (1,068)
Growth Fund:
    Year ended 12/31/98.................     43,696           6,112          (35,805)           14,003
    Year ended 12/31/97.................     46,375          13,366          (28,515)           31,226
Blue Chip Fund:
    Year ended 12/31/98.................     10,345           6,757          (21,455)           (4,353)
    Year ended 12/31/97.................      9,168          14,250          (19,054)            4,364
Balanced Fund:
    Year ended 12/31/98.................     44,178           5,736          (30,911)           19,003
    Year ended 12/31/97.................     61,542           6,889          (22,543)           45,888
Government Securities Fund:
    Year ended 12/31/98.................      2,146              59           (2,071)              134
    Year ended 12/31/97.................        862              70           (1,182)             (250)
Money Market Fund:
    Year ended 12/31/98.................    235,921           4,960         (255,539)          (14,658)
    Year ended 12/31/97.................    258,173           5,405         (267,340)           (3,762)

5. TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES

An affiliated company represents ownership by the Funds of at least 5% of the voting securities of the issuer during the period, as defined in the Investment Company Act of 1940. A summary of the transactions during the year ended December 31, 1998, in which the issuer was an affiliate of the Funds, is as follows:

                                  PURCHASES                SALES                              REALIZED
                               ---------------     ----------------------     DIVIDEND     GAIN/(LOSS) ON     VALUE AT
AFFILIATE                      SHARES     COST     SHARES         COST         INCOME       INVESTMENTS       12/31/98
---------------------------    ------     ----     -------     ----------     --------     --------------     ---------
FOUNDERS DISCOVERY FUND
   Cutter and Buck, Inc....       0        $0      162,500     $2,850,730     $      0       $1,401,316      $3,725,000
FOUNDERS BALANCED FUND
   Legacy Hotels Real
     Estate
     Investment Trust
     144A..................       0        $0    1,593,200    $11,097,704     $155,103      $(1,844,539)      $       0

6. LINE OF CREDIT

Discovery, Passport, Frontier, and Special Funds have a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery, Passport, and Frontier Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Special Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $50 million cap on the total line of credit. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the line of credit. At December 31, 1998 there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Founders Funds, Inc. (the "Fund") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1995 were audited by other independent accountants whose report dated January 26, 1996 expressed an unqualified opinion on those statements.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Denver, Colorado
February 8, 1999

                       OTHER INFORMATION (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 1998, the following amounts qualified for the dividends received deduction available to the Funds' corporate shareholders:

Discovery Fund......................................    0.00%
Passport Fund.......................................    0.00%
Frontier Fund.......................................    0.00%
Special Fund........................................    3.94%
International Equity Fund...........................    0.00%
Worldwide Growth Fund...............................   14.40%
Growth Fund.........................................   20.46%
Blue Chip Fund......................................   13.47%
Balanced Fund.......................................   10.98%

OTHER INFORMATION (CONTINUED) (UNAUDITED)

SHAREHOLDER VOTES

On February 17, 1998, a special meeting of the shareholders of the Funds was held at which the shareholders of each Fund approved a new investment advisory agreement between the Funds and Founders. The need to approve a new investment advisory contract was caused by the change in control of Founders Asset Management, Inc. resulting from the acquisition of Founders Asset Management, Inc. by Mellon Bank, N.A. In addition, the shareholders elected seven directors of the Funds. The following is a report on the votes cast :

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

                                             SHARES         SHARES        SHARES         BROKER
FUND                                           FOR         AGAINST      ABSTAINING      NON-VOTE
----------------------------------------  -------------  ------------   -----------    ----------
Discovery Fund..........................   4,695,820.68    140,656.00    208,078.00        301.00
Passport Fund...........................   4,575,991.63    132,455.00    166,712.00     79,199.00
Frontier Fund...........................   3,341,145.54    128,864.00    203,477.82      1,698.00
Special Fund............................  19,819,936.96    724,659.00  1,002,894.00      2,220.00
International Equity Fund...............     644,101.00     15,617.00     19,491.00             0
Worldwide Growth Fund...................   7,032,379.44    185,986.00    256,178.00     15,554.00
Growth Fund.............................  51,545,882.29  1,047,507.76  2,246,199.11    285,406.00
Blue Chip Fund..........................  40,084,793.86  1,145,210.00  2,005,733.05    197,106.00
Balanced Fund...........................  39,166,406.25    449,081.76  3,483,822.92     51,833.09
Government Securities Fund..............     739,717.00     39,728.00     34,423.00             0
Money Market Fund.......................  60,192,214.00  2,676,644.00  3,213,515.00             0

ELECTION OF DIRECTORS

                                                 SHARES          SHARES
CANDIDATE                                         FOR           WITHHELD
----------------------------------------       ----------       ---------
William H. Baughn*......................       239,649,661      12,348,985
Bjorn K. Borgen**.......................       239,767,667      12,230,978
Alan S. Danson..........................       239,783,238      12,215,407
Trygve E. Myhren........................       239,811,714      12,186,931
Jay A. Precourt.........................       239,821,242      12,177,403
Eugene H. Vaughan, Jr...................       239,830,284      12,168,361
Jonathan F. Zeschin*....................       239,820,635      12,178,010

 * Messrs. Baughn and Zeschin resigned as directors of the Funds on December 31, 1998 and March 31, 1998 respectively.

** Mr. Borgen elected not to stand for re-election to the Board at a special meeting of the shareholders of the Funds scheduled to be held on March 2, 1999, and his term as a director will expire at that meeting.

                      This page intentionally left blank.

                                     [Logo]
                                 Founders Funds
                         Growth Specialists from Dreyfus

                             2930 East Third Avenue
                             Denver, CO 80206-5002

                                 1-800-525-2440
                                WWW.FOUNDERS.COM

FUND DIRECTORS

Jay A. Precourt, Chairman
Eugene H. Vaughan, Jr., Vice Chairman
Bjorn K. Borgen
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Founders Funds, Inc., which contains more complete information, including management fees and expenses that apply to a continued investment in the Funds. Please read the prospectus carefully before you invest or send money.

"Dreyfus" is the umbrella designation for the investment products and services available from affiliates of Mellon Bank Corporation, including Founders Asset Management LLC. Founders Funds is a registered trademark and the logo is a trademark of Founders Asset Management LLC. 1999 Founders Asset Management LLC, Broker-Dealer. Premier Mutual Fund Services, Inc., Distributor.

Date of first use: February 26, 1999
A-624-ANN